                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        AmeriSource Health Corporation
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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

                              [AMERISOURCE LOGO]

                            ------------------------

     NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 11, 1997
                            ------------------------

TO THE STOCKHOLDERS OF AMERISOURCE HEALTH CORPORATION:

     NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of the Stockholders of AMERISOURCE HEALTH CORPORATION will be held at The Desmond Great Valley Hotel and Conference Center, One Liberty Boulevard, Malvern, Pennsylvania 19355 on Tuesday, February 11, 1997, at 8:30 a.m. local time, for the purpose of:

          (1) electing eight directors;

          (2) approving an amendment to the Company's 1995 Stock Option Plan;

          (3) adopting the 1996 Employee Stock Option Plan;

          (4) adopting the 1996 Non-Employee Directors Stock Option Plan; and

          (5) transacting such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on December 30, 1996 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments thereof; only holders of stock of the Company of record on that date are entitled to notice of and to vote at the Annual Meeting and any adjournments. A list of stockholders will be available at the time and place of the meeting, and during the 10 days prior to the meeting, at the office of the Secretary, Teresa T. Ciccotelli, Esq., at AmeriSource Health Corporation, 300 Chester Field Parkway, Malvern, Pennsylvania 19355.

     It is important that your shares be represented at the meeting regardless of the number of shares that you own. Please complete and sign the enclosed proxy card, which is being solicited by the Board of Directors of the Company, and return it in the enclosed postage pre-paid envelope as soon as you can, whether or not you expect to attend the Annual Meeting in person.

     A proxy statement for your additional information is attached to this notice.

     You are cordially invited to attend the Annual Meeting.

                                          Respectfully,

                                          /s/ TERESA T. CICCOTELLI
                                          -----------------------------------
                                          TERESA T. CICCOTELLI
                                          Vice President, General Counsel and
                                          Secretary

January 15, 1997

                         AMERISOURCE HEALTH CORPORATION
                                  P.O. BOX 959
                        VALLEY FORGE, PENNSYLVANIA 19482
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

GENERAL INFORMATION

     This proxy statement is furnished by the Board of Directors of AmeriSource Health Corporation (the "Company") in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders to be held February 11, 1997 and at any adjournments thereof. The Company's annual report to stockholders, including financial statements, accompanies this notice and proxy statement, but is not incorporated as part of the proxy statement and is not to be regarded as part of the proxy solicitation material. The proxy and this proxy statement are being mailed to stockholders on or about January 15, 1997.

     Proxies are solicited by the Board of Directors of the Company in order to provide every stockholder an opportunity to vote on all matters scheduled to come before the meeting, whether or not he or she attends the meeting in person. When the enclosed proxy card is returned properly signed, the shares represented thereby will be voted by the proxy holders named on the proxy card in accordance with the stockholder's directions. You are urged to specify your choices by marking the appropriate boxes on the enclosed proxy card. If the proxy is signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors.

     Solicitation of proxies is made on behalf of the Board of Directors of the Company, and the cost of preparing, assembling, and mailing the notice of Annual Meeting, proxy statement, and form of proxy will be borne by the Company. In addition to the use of the mail, proxies may be solicited by directors, officers and regular employees of the Company, without additional compensation, in person or by telephone or other electronic means. The Company will reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of the Company's stock.

REVOCABILITY OF PROXY

     Execution of the enclosed proxy will not affect your right to attend the Annual Meeting and vote in person. If you do attend, you may, if you wish, vote by ballot at the meeting, thereby effectively canceling any proxies previously given. In addition, a stockholder giving a proxy may revoke it at any time before it is voted at the meeting by filing with the Secretary of the Company any instrument revoking it, or by filing with the Company a duly executed proxy bearing a later date.

VOTING AT THE ANNUAL MEETING

     Only the holders of shares of Class A Common Stock, par value $.01 per share (the "Common Stock") of the Company of record at the close of business on December 30, 1996 are entitled to receive notice of, and to vote at, the Annual Meeting. Each holder of Common Stock entitled to vote will have the right to one vote for each share held on all matters to come before the meeting. On that date, there were 16,941,218 shares of Common Stock issued and outstanding. There were also 6,490,370 shares of the Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), and 241,098 shares of the Class C Common Stock, par value $.01 per share (the "Class C Common Stock"), of the Company issued and outstanding. Holders of the Class B Common Stock may elect at any time to convert any and all of such shares into Class A Common Stock, on a share-for-share basis, to the extent the holder thereof is not prohibited from owning additional voting securities by virtue of regulatory restrictions. A share of Class C Common Stock will automatically be converted into a share of Class A Common Stock (a) immediately prior to its sale in a future public offering or (b) at such time as such share of Class C Common Stock has been sold publicly.

     The holders of a majority of the shares of Common Stock entitled to vote must be present in person or by proxy at the Annual Meeting to constitute a quorum for the purpose of transacting business at the meeting. Except for the election of directors, the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote on a proposal is required to ratify and approve the proposal. Abstentions are counted in tabulations of the votes cast by stockholders on the proposals and will have the effect of a negative vote. Broker non-votes will not be counted for purposes of determining whether any proposal has been approved. Directors are elected by a plurality of the votes present or represented by proxy at the meeting and entitled to vote on the election of directors. Because directors are elected by a plurality of votes, abstentions and broker non-votes will not have an impact on their election.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of December 30, 1996, certain information regarding the beneficial ownership of Common Stock of the Company, including shares of Common Stock as to which a right to acquire ownership within 60 days exists, of each director, each nominee for director, each executive officer named in the Summary Compensation Table, of all the directors and named executive officers of the Company as a group, and of each person known to the Company to have been the beneficial owner of more than 5% of the outstanding Common Stock.

                                                                        AGGREGATE NUMBER
                                                                           OF SHARES       PERCENT
                                                 TITLE OF                 BENEFICIALLY       OF
     NAME OF BENEFICIAL OWNER                BENEFICIAL OWNER               OWNED(1)        CLASS
----------------------------------  ----------------------------------  ----------------   -------
John F. McNamara(2)                 Chairman, President and Chief
                                    Executive Officer.................        525,700         2.2%
David M. Flowers(2)                 Executive Vice President,
                                    Marketing.........................         86,650           *
R. David Yost(2)                    Executive Vice President,
                                    Operations........................        224,600           *
Kurt J. Hilzinger(2)                Vice President, Chief Financial
                                    Officer and Treasurer.............         83,750           *
Bruce C. Bruckmann(3)               Director..........................         53,320           *
Michael A. Delaney(4)               Director..........................              0           *
Richard C. Gozon(3)                 Director..........................          5,000           *
Lawrence C. Karlson(3)              Director..........................          5,000           *
George H. Strong(3)                 Director..........................              0           *
James A. Urry(4)                    Director..........................              0           *
Barton J. Winokur                   Director..........................         19,750           *

All directors and named executive officers as a group
  (11 persons)(2)(3)(4)...............................................      1,003,770         4.3%

399 Venture Partners, Inc. ("VPI")(5)(6)..............................      6,721,073        28.7%
  1209 Orange Street
  Wilmington, DE 19801

---------------

  * Less than 1%.

(1) Based on information furnished to the Company by the respective stockholders. Except as indicated below, the Company is informed that the beneficial owners have sole voting and investment power over the shares shown opposite their names.

(2) Common Shares and the percent of class listed as being beneficially owned by the Company's named executive officers include outstanding options to purchase Common Stock which are exercisable within 60 days of December 30, 1996, as follows: Mr. McNamara -- 25,000 shares; Mr. Flowers -- 16,250 shares; Mr. Yost -- 16,250 shares; and Mr. Hilzinger -- 10,000 shares.

(3) Pursuant to the Non-Employee Director Stock Option Plan adopted by the Company in fiscal 1995, Messrs. Bruckmann, Gozon, Karlson, Strong and Winokur each received options, with limitations on exercise, to acquire 5,000 shares of Common Stock. None of these options are currently exercisable, and the options are not included in the information set forth in the above table. The Compensation Committee of the Board of Directors has approved the granting of options to acquire 5,000 shares of Common Stock to each of Messrs. Bruckmann, Gozon, Karlson, Strong and Winokur pursuant to the Company's 1996 Non-Employee Director Stock Option Plan, adopted by the Company in 1996, and subject to stockholder approval at the 1997 Stockholders' Meeting. These options will become immediately exercisable and are not included in the information set forth in the above table.

(4) Messrs. Delaney and Urry disclaim beneficial ownership relating to the shares of Common Stock held by VPI.

(5) Includes 6,486,147 shares of Class B Common Stock, which is convertible into Common Stock, owned by VPI.

(6) VPI disclaims beneficial ownership as to shares of Common Stock held by investors currently or previously affiliated with VPI. VPI is a wholly-owned, indirect subsidiary of Citicorp.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Board of Directors consists of eight (8) directors each serving annual terms. It is proposed that eight (8) directors be elected to hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. Unless otherwise specified by the stockholders, it is intended that the shares represented by proxies will be voted for the eight (8) nominees for director listed below. All of the nominees are presently serving as directors of the Company. Each nominee for director has consented to his nomination and, so far as the Board of Directors and management are aware, will serve as a director if elected. However, if any of the nominees should become unavailable prior to the election, the shares represented by proxies may be voted for the election of such other persons as the Board of Directors may recommend, unless the Board of Directors chooses to reduce the number of directors to be elected. There is no family relationship between any of the directors or nominees. There is no arrangement or understanding between any director or nominee for director and any other person(s) pursuant to which he was or is to be selected as a director or nominee.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SET FORTH IN THIS PROPOSAL. PROXIES WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS. THE EIGHT (8) NOMINEES RECEIVING THE HIGHEST NUMBER OF AFFIRMATIVE VOTES OF THE SHARES OF COMMON STOCK PRESENT OR REPRESENTED AND ENTITLED TO BE VOTED SHALL BE ELECTED AS DIRECTORS.

JOHN F. MCNAMARA            Age 61            Director since 1989

     Chairman, President and Chief Executive Officer, AmeriSource Health Corporation and AmeriSource Corporation

          Mr. McNamara has been Chairman, President and Chief Executive Officer of the Company and AmeriSource Corporation, the Company's chief operating subsidiary ("AmeriSource"), since 1989 and has been President of AmeriSource since 1987. Mr. McNamara served on the executive committee of the National Wholesale Druggists' Association from 1991 through 1994 and served as its chairman of the board from November 1993 to November 1994. Mr. McNamara is a member of the Capital Appropriations Committee of the Company's Board of Directors.

BRUCE C. BRUCKMANN            Age 43            Director since 1992

     Managing Director, Bruckmann, Rosser, Sherrill & Co., Inc.

          Mr. Bruckmann previously served as a director of the Company from 1989 to December 1991, and as a director of AmeriSource Corporation from 1988 to December 1991, prior to his reelection as a director of the Company in 1992. Mr. Bruckmann is a Managing Director of Bruckmann, Rosser, Sherrill & Co., Inc. Until January 1995, Mr. Bruckmann was a Managing Director of Citicorp Venture Capital Ltd. and of Court Square Capital Limited. Mr. Bruckmann serves as a director of Chromcraft Revington, Inc., Cort Business Services Corporation, Jitney Jungle Stores of America, Inc. and Mohawk Industries, Inc. Mr. Bruckmann is a member of the Compensation Committee of the Company's Board of Directors.

MICHAEL A. DELANEY            Age 42            Director since 1995

     Vice President, Citicorp Venture Capital Ltd.

          Mr. Delaney has been a Vice President of Citicorp Venture Capital Ltd. since 1989. Mr. Delaney is also a director of Sybron Chemicals, Inc., GVC Holdings, JAC Holdings, Delco Remy International, Inc., Delco Remy America, Inc., Reman Holdings, Inc., Ballantrae Corporation, Enterprise Radio Corporation, SC Processing, Inc., Triumph Group, Inc., FF Holdings Corporation, Cort Business Services Corporation, Cort Furniture Rental Corporation, Palomar Technologies Corporation, Palomar Products, Inc., MSX International, IKS Corporation and CLARK Material Handling Corporation. Mr. Delaney is a member of the Compensation Committee of the Company's Board of Directors.

RICHARD C. GOZON            Age 58            Director since 1994

     Executive Vice President, Weyerhaeuser Company

          Mr. Gozon has been Executive Vice President of Weyerhaeuser Company since June 1994. Mr. Gozon formerly was President and Chief Operating Officer of Alco Standard Corporation from 1988 to 1993. He is also a director of UGI Corp. and Triumph Group, Inc.. Mr. Gozon is Chairman of the Compensation Committee and a member of the Audit Committee of the Company's Board of Directors.

LAWRENCE C. KARLSON            Age 54            Director since 1994

     Private Investor

          Mr. Karlson is a private investor and serves as a director of CDI Corporation. Mr. Karlson is a member of the Capital Appropriations Committee of the Company's Board of Directors.

GEORGE H. STRONG            Age 70            Director since 1994

     Private Investor

          Mr. Strong is a private investor and serves as a director of Corefunds, Health South Rehabilitation Corp. and Integrated Health Services, Inc. Mr. Strong is Chairman of the Audit Committee of the Company's Board of Directors.

JAMES A. URRY            Age 43            Director since 1995

     Vice President, Citicorp Venture Capital Ltd.

          Mr. Urry has been with Citibank, N.A. since 1981, serving as a Vice President since 1986. He has been a Vice President of Citicorp Venture Capital Ltd. since 1989. He is also a director of York International Corporation, IKS Corporation, Hancor Holdings, CLARK Material Handling Corporation, and Cort Business Services Corporation. Mr. Urry is a member of the Compensation Committee of the Company's Board of Directors.

BARTON J. WINOKUR            Age 56            Director since 1990

     Chairman, Dechert Price & Rhoads

          Mr. Winokur is Chairman of the law firm of Dechert Price & Rhoads and serves as a director of CDI Corporation, FF Holdings Corporation, Farm Fresh, Inc. and Davco Restaurants, Inc. Mr. Winokur is Chairman of the Capital Appropriations Committee and a member of the Audit Committee of the Company's Board of Directors.

BOARD OF DIRECTORS

     The Board of Directors of the Company held four (4) meetings during fiscal year 1996. All of the directors attended 75% or more of the meetings of the Board of Directors and the Committees of the Board of Directors on which they served, except Mr. Urry who attended 71% of the meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

     The standing committees of the Board of Directors are the Compensation, Audit, and Capital Appropriations Committees.

     The Compensation Committee reviews and recommends actions to the Board of Directors on such matters as salary and other compensation of officers and the administration of certain benefit plans. The Compensation Committee also has the authority to administer, grant and award stock and stock options under the Company's incentive equity plans. The Compensation Committee held three (3) meetings during fiscal year 1996. The current Chairman of the Compensation Committee is Mr. Gozon and its current members are Messrs. Delaney, Urry and Bruckmann.

     The Audit Committee meets with management, the Company's independent auditors and its internal audit department to consider the adequacy of the Company's internal controls and other financial reporting matters. The Audit Committee recommends to the Board of Directors the engagement of the Company's independent auditors, discusses with the independent auditors their audit procedures, including the proposed scope of their audit, the audit results and the accompanying management letters and, in connection with determining their independence, reviews the services performed by the independent auditors. The Audit Committee held four (4) meetings during fiscal year 1996. The current Chairman of the Audit Committee is Mr. Strong and its current members are Messrs. Gozon and Winokur.

     The Capital Appropriations Committee authorizes and approves investments by the Company, other than investments in the ordinary course of business. The Capital Appropriations Committee held four (4) meetings during fiscal year 1996. The current Chairman of the Capital Appropriations Committee is Mr. Winokur and its current members are Messrs. McNamara and Karlson.

                                   PROPOSAL 2

             APPROVAL OF AN AMENDMENT TO THE 1995 STOCK OPTION PLAN

     The Company's 1995 Stock Option Plan (the "1995 Option Plan") was adopted by the Board of Directors on February 21, 1995 and approved by the stockholders on March 27, 1995. The 1995 Option Plan provides for the granting of nonqualified stock options ("1995 Options") to acquire up to approximately 1.2 million shares of Common Stock to employees of the Company.

PROPOSED AMENDMENT TO THE 1995 OPTION PLAN

     On November 12, 1996, the Board of Directors approved, subject to stockholder approval, an amendment to the 1995 Option Plan to (i) remove the mandatory one year holding period applicable to Common Stock acquired after exercise of a 1995 Option, which restriction presently begins on the date of grant of each 1995 Option and continues for four years thereafter, and (ii) expand the circumstances under which the 1995 Options become immediately exercisable upon a Change in Control (as defined in the 1995 Option Plan) to include option holders whose employment with the Company terminates on account of death or disability during the one-year period following such Change in Control. The full text of the amendment is set forth as Appendix A. Proposal 2 seeks stockholder approval of this amendment.

     The Board of Directors considers the amendments necessary to align the 1995 Option Plan with the other public company stock option plans in the Company's industry. The Board of Directors further believes that the 1995 Option Plan focuses management on increasing stockholder value. As of September 30, 1996, approximately 185 of the Company's eligible employees were participating in the 1995 Option Plan. For executive officer participation in the 1995 Option Plan, see "Management -- Stock Options."

SUMMARY OF THE 1995 OPTION PLAN

     The following summary describes features of the Company's 1995 Option Plan. This summary is qualified in its entirety by reference to the specific provisions of the 1995 Option Plan, the full text of which is set forth as Appendix B.

     Purpose. The purpose of the 1995 Option Plan is to assist the Company and its subsidiaries in attracting and retaining valued employees by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such employees.

     Administration. The 1995 Option Plan is administered by a committee of two or more persons designated by the Board of Directors (the "1995 Committee"), all of whom are Disinterested Persons as defined in the 1995 Option Plan as well as directors of the Company. The 1995 Committee has the power and authority to, among other things, determine whether, to what extent and under what circumstances options may be granted, determine whether, to what extent and under what circumstances options may be exercised, determine the extent to which exceptions to the exercisability of options may be granted, determine the effect of certain dispositions or a change in control of the Company on outstanding options, establish procedures, loans, or financing arrangements to assist in the exercise of options and the satisfaction of tax withholding obligations, adopt regulations to carry out the 1995 Option Plan and amend options granted under the 1995 Option Plan to carry out the purpose of the 1995 Option Plan.

     Eligibility. Any officer or other key employee of the Company or a subsidiary of the Company (an "Employee"), including a director who is such an employee, is eligible to participate in the 1995 Option Plan. As of September 30, 1996, there were approximately 200 employees eligible to participate in the 1995 Option Plan, of whom approximately 185 were participants.

     Grant of Option. Awards under the 1995 Option Plan shall consist of grants of non-qualified stock options. Each 1995 Option shall give the grantee the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. The grants of 1995 Options are evidenced by 1995 Option award certificates. Such certificates conform to the requirements of the 1995 Option Plan. Options granted to employees under the 1995 Option Plan must be exercised by the date specified by the 1995 Committee in the 1995 Option award certificate. The number of shares for which 1995 Options may be exercised is subject to adjustment as set forth in the 1995 Option Plan.

     Exercise Price. The exercise price for 1995 Options is determined with respect to each holder and with respect to a portion of shares of Common Stock, when such holder is granted a 1995 Option. The 1995 Options which were granted on April 3, 1995 may be exercised at a price of $21.00 per share. The 1995 Options which were granted on March 1, 1996 may be exercised at a price of $28.00 per share and the 1995 Options which were granted on September 25, 1996 may be exercised at a price of $41.875 per share. Additional 1995 Options which may be granted by the Board of Directors, subject to the provisions of the 1995 Plan, shall be exercisable at a price not less than the fair market value of the Common Stock on the date of such grant. The fair market value of the Common Stock shall equal, on any given date, the previous day's closing price of actual sales of shares of the Common Stock on the principal national securities exchange on which the Common Stock is listed, or if not listed, as reported on the NASDAQ National Market, on such date.

     Form of Consideration. The 1995 Option Plan permits payment for shares issued upon exercise of a 1995 Option to be made in cash or, upon consent by the 1995 Committee and if permitted by the restrictions in the Company's or AmeriSource's financing agreements, in whole or in part in Common Stock owned by the holder for at least six months (or other period of time as determined by the 1995 Committee), valued at fair market value on the date of exercise.

     Term of Option. The term of each 1995 Option shall be six years from the date such option was granted.

     Termination of Employment. If a grantee ceases his or her employment with the Company for any reason other than death, Disability (as defined in the 1995 Option Plan), or retirement, the grantee's 1995 Options shall terminate 30 days after the date of such termination of employment. If a grantee ceases his or her employment with the Company by reason of Disability, retirement or death, any 1995 Option held by such grantee may be thereafter exercised by the grantee (or in the event of death, by the legal representative of the grantee), to the extent such Option was exercisable at the time of Disability, retirement or death, as the case may be, or on such 1995 Committee determined accelerated basis, until the expiration of the term of the 1995 Option (or within a shorter period of time as may be determined by the 1995 Committee).

     Rights of Participants. Nothing in the 1995 Option Plan or any 1995 Option shall confer upon any Employee any right to continued employment with the Company or a subsidiary, nor interfere with the right of the Company or a subsidiary to terminate the employment of any Employee at any time.

     Non-assignability. No 1995 Option shall be transferable otherwise than by will or the laws of descent and distribution. Only the grantee may exercise rights under a 1995 Option. If the grantee dies, the person to whom the rights have passed by will or by the laws of descent and distribution may exercise such rights.

     Adjustments Upon Changes in Capitalization. In the event of a reorganization, recapitalization, stock split, reverse stock split, spin-off, split-off, split-up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation, or any other change in the corporate structure of the Company affecting the Common Stock, or any distribution to stockholders in respect of stock other than a cash dividend, the 1995 Committee shall make appropriate adjustment in the number and kind of shares authorized by the 1995 Option Plan and any adjustments to outstanding 1995 Options as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The fair market value of any fractional shares resulting from adjustments pursuant to the 1995 Option Plan shall, where appropriate, be paid in cash to the holder.

     Amendment and Termination of the Plan. The Board of Directors may amend, suspend or terminate the 1995 Option Plan at any time. No amendment to the 1995 Option Plan shall be made without stockholder approval if such amendment would increase the total number of shares available for issuance pursuant to the 1995 Option Plan, change the class of employees eligible to be holders of 1995 Options, change the terms of the provision setting forth the Board of Directors' ability to amend and terminate the 1995 Option Plan, or make any other change for which stockholder approval is required under Rule 16b-3 or any successor rule of the Securities Exchange Act of 1934 (the "Exchange Act"). Termination of the 1995 Option Plan shall not affect 1995 Options outstanding under the 1995 Option Plan at the time of termination.

     Expiration. Unless terminated earlier, the 1995 Option Plan shall terminate ten years from the date of its adoption by the Board of Directors.

     Certain Federal Income Tax Consequences. The following description of certain income tax consequences of the 1995 Option Plan is based upon current statutes, regulations and interpretations and does not include state or local income tax consequences. This description is not intended to address specific tax consequences applicable to an Employee of the Company who receives a stock option under the 1995 Option Plan.

     All 1995 Options to be granted under the 1995 Option Plan are not intended to qualify as "incentive stock options" as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Neither the 1995 Option holder nor the Company will incur any federal income tax consequences as a result of the grant of a 1995 Option. Upon the exercise of a 1995 Option, the difference between the exercise price and the fair market value of the shares on the date of exercise will be taxable as ordinary income to the option holder.

     At the time of a subsequent sale of any shares of common stock obtained upon the exercise of a 1995 Option, any gain or loss will be a capital gain or loss to the 1995 Option holder. The 1995 Option holder's tax basis in such stock for purposes of determining capital gain or loss will be the exercise price paid pursuant to the 1995 Option plus the amount of ordinary income recognized on exercise of the 1995 Option. Any capital gain or loss recognized on a subsequent sale of common stock will be a long-term gain or loss if the sale occurs more than one year after the date of exercise and a short-term capital gain or loss if the sale occurs one year or less after the date of exercise.

     The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that the holder of a 1995 Option recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code.

VOTE REQUIRED

     The affirmative vote of holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the meeting and entitled to vote on a proposal is required to approve the amendment to the 1995 Option Plan.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR
                                 OF PROPOSAL 2.

                                   PROPOSAL 3

                     APPROVAL OF THE 1996 STOCK OPTION PLAN

GENERAL

     On November 12, 1996, the Board of Directors adopted, subject to stockholder approval, the 1996 Stock Option Plan (the "1996 Option Plan"). The 1996 Option Plan provides for the granting of non-qualified stock options (the "1996 Options") to acquire up to approximately 800,000 shares of common stock of the Company to employees of the Company.

     The Company believes that the 1996 Option Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders.

SUMMARY OF THE 1996 OPTION PLAN

     The following summary describes features of the Company's 1996 Option Plan. This summary is qualified in its entirety by reference to the specific provisions of the 1996 Option Plan, the full text of which is set forth as Appendix C.

     Purpose. The purpose of the 1996 Option Plan is to provide designated employees of the Company and its subsidiaries with the opportunity to receive grants of nonqualified stock options.

     Administration. The 1996 Option Plan shall be administered by a committee of two or more persons appointed by the Board (the "1996 Committee"), all of whom shall be "outside directors" as defined under section 162(m) of the Code and related Treasury regulations, and "non-employee directors," as defined under Rule 16b-3 under the Exchange Act. The 1996 Committee shall have the sole authority to, among other things, determine the individuals to whom grants shall be made under the 1996 Option Plan, determine the type, size and terms of the grants to be made to each such individual, determine the time when the grants will be made and any applicable exercise or restriction period, condition grants on an individual's execution of a non-compete or similar agreement and deal with other matters arising under the 1996 Option Plan. The 1996 Committee shall have full power and authority to administer and interpret the 1996 Option Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the 1996 Option Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.

     Eligibility. All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board of Directors, shall be eligible to participate in the 1996 Option Plan. The 1996 Committee shall select the Employees that are to receive 1996 Options.

     Grant of Option. Awards under the 1996 Option Plan shall consist of grants of non-qualified stock options. The 1996 Committee shall determine the number of shares of the Company's common stock that will be subject to each grant of 1996 Options to Employees. The maximum aggregate number of shares of common stock of the Company that shall be subject to the 1996 Options granted under the 1996 Option Plan to any individual during any calendar year shall be 100,000 shares. The shares may be authorized but unissued shares of the Company's common stock or reacquired shares of the common stock, including shares purchased by the Company on the open market for purposes of the 1996 Option Plan. The 1996 Options are exercisable as specified in the grant instrument or an amendment thereto and the 1996 Committee may accelerate the exercisability of any or all outstanding 1996 Options at any time for any reason. The number of shares for which the 1996 Options may be exercised is subject to adjustment as set forth in the 1996 Option Plan.

     Exercise Price. The exercise price for 1996 Options shall be determined by the 1996 Committee and shall not be less than the fair market value of a share of common stock of the Company on the date of grant or on the date the 1996 Option Plan is approved by the Stockholders, whichever last occurs. If the common stock is publicly traded, then the fair market value per share shall be the last reported sales price thereof on the relevant date if the common stock is principally traded on a national securities exchange or the NASDAQ National Market; if, however, the common stock is not principally traded on such exchange or market, then the fair market value per share shall be the mean between the last reported "bid" and "asked" prices of the common stock of the Company on the relevant date as reported on NASDAQ, by the National Daily Quotation Bureau, Inc., or in a customary financial reporting service, as determined by the 1996 Committee. If the common stock of the Company is not publicly traded or not subject to "bid" and "asked" quotations as described above, then the fair market value per share shall be as determined by the 1996 Committee.

     Form of Consideration. The 1996 Option Plan permits payment for shares issued upon exercise of a 1996 Option to be made in cash or, upon consent by the 1996 Committee, through a broker in accordance with procedures established by the 1996 Committee consistent with Regulation T of the Federal Reserve Board. Each 1996 Option may be exercised in whole or in part.

     Term of Option. The term of each 1996 Option shall be determined by the 1996 Committee, which shall not exceed ten years from the date of grant.

     Termination of Employment. The 1996 Options may only be exercised while the grantee is employed by the Company as an Employee (except as provided below). If a grantee ceases his or her employment with the Company for any reason other than Disability (as defined in the 1996 Option Plan), death or Termination For Cause (as defined in the 1996 Option Plan), the grantee's 1996 Options shall terminate unless exercised within 90 days after the date on which the grantee ceases his or her employment with the Company (or within such other period of time as may be specified by the 1996 Committee), but no later than the date of expiration of the term of the 1996 Option. If a grantee ceases his or her employment with the Company on account of a Termination For Cause, the grantee's 1996 Options shall terminate as of the date on which the grantee ceases to be employed by the Company. If a grantee ceases his or her employment with the Company because the grantee is Disabled or if the grantee dies while employed by the Company or within 90 days after the date on which the grantee ceases to be employed with the Company not on account of a Termination For Cause or Disability (or within such other period of time as may be specified by the 1996 Committee), the grantee's 1996 Options shall terminate unless exercised within one year after the date on which the grantee ceases his or her employment with the Company (or within such other period of time as may be specified by the 1996 Committee), but no later than the date of expiration of the term of the 1996 Option.

     Rights of Participants. Nothing in the 1996 Option Plan shall entitle any Employee to any right to receive 1996 Options under the 1996 Option Plan and neither the 1996 Option Plan nor any actions taken thereunder shall be construed as giving any individual any employment rights.

     Non-assignability. No option shall be transferable otherwise than by will or the laws of descent and distribution or, if permitted under Rule 16b-3 of the Exchange Act and if permitted by the 1996 Committee, pursuant to a domestic relations order. Notwithstanding the foregoing, the 1996 Committee may provide, in an option instrument, that a grantee may transfer 1996 Options to family members or other persons or entities according to such terms as the 1996 Committee may determine. Except as provided above, only the grantee or his or her authorized representative may exercise rights under a 1996 Option. If a grantee dies, the personal representative or other person entitled to succeed to the rights of the grantee may exercise such rights.

     Adjustments Upon Changes in Capitalization. In the event that the common stock of the Company changes by reason of any stock dividend, spin-off, recapitalization, stock split or combination or exchange of shares, merger, reorganization or consolidation in which the Company is the surviving company, reclassification or change in par value or any other extraordinary or unusual event affecting the outstanding common stock of the Company without the Company's receipt of consideration, or if the value of outstanding shares of the common stock is substantially reduced as a result of a spin-off or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of common stock of the Company available for the 1996 Options, the maximum number of shares of common stock of the Company for which any individual participating in the 1996 Option Plan may receive 1996 Options in any year, the number of shares covered by outstanding 1996 Options, the kind of shares issued under the 1996 Option Plan and the price per share of each 1996 Option may be adjusted by the 1996 Committee to preclude, to the extent possible, the enlargement or dilution of rights and benefits under such 1996 Options. Any fractional shares resulting from such adjustment shall be eliminated.

     Amendment and Termination of the 1996 Option Plan. The Board of Directors may amend or terminate the 1996 Option Plan at any time; the Board of Directors, however, shall not amend the 1996 Option Plan without stockholder approval if such approval is required by Section 162(m) of the Code. Any extension of the 1996 Option Plan shall be approved by both the Board of Directors and the stockholders of the Company. No such action by the Board of Directors shall materially impair the grantee's rights under a previously granted 1996 Option unless the grantee consents or the 1996 Committee acts to remain in compliance with all applicable laws and approvals of governmental or regulatory agencies. Termination of the 1996 Option Plan shall not impair the 1996 Committee's power and authority with respect to an outstanding 1996 Option. Whether or not the 1996 Option Plan has terminated, the 1996 Committee may terminate or amend an outstanding 1996 Option upon the agreement between the Company and the grantee or to remain in compliance with all applicable laws and approvals of governmental or regulatory agencies.

     Expiration. Unless terminated or extended earlier, the 1996 Option Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date.

     Certain Federal Income Tax Consequences. The following description of certain income tax consequences of the 1996 Option Plan is based upon current statutes, regulations and interpretations and does not include state or local income tax consequences. This description is not intended to address specific tax consequences applicable to an Employee of the Company who receives a stock option under the 1996 Option Plan.

     All 1996 Options to be granted under the 1996 Option Plan are not intended to qualify as "incentive stock options" as that term is defined in Section 422 of the Code. Neither the 1996 Option holder nor the Company will incur any federal income tax consequences as a result of the grant of a 1996 Option. Upon the exercise of a 1996 Option, the difference between the exercise price and the fair market value of the shares on the date of exercise will be taxable as ordinary income to the option holder.

     At the time of a subsequent sale of any shares of common stock obtained upon the exercise of a 1996 Option, any gain or loss will be a capital gain or loss to the 1996 Option holder. The 1996 Option holder's tax basis in such stock for purposes of determining capital gain or loss will be the exercise price paid pursuant to the 1996 Option plus the amount of ordinary income recognized on exercise of the 1996 Option. Any capital gain or loss recognized on a subsequent sale of common stock will be a long-term gain or loss if the sale occurs more than one year after the date of exercise and a short-term capital gain or loss if the sale occurs one year or less after the date of exercise.

     The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that the holder of a 1996 Option recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or by proxy at the meeting and entitled to vote on a proposal is required to ratify and approve this Proposal.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR
                                 OF PROPOSAL 3.

                                   PROPOSAL 4

         APPROVAL OF THE 1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

GENERAL

     On November 12, 1996, the Board of Directors adopted, subject to stockholder approval, the 1996 Non-Employee Directors Stock Option Plan (the "1996 Directors Plan"). The 1996 Directors Plan provides for the granting of non-qualified stock options (the "1996 Directors Options") to acquire up to approximately 50,000 shares of common stock of the Company to non-employee directors of the Company (as defined below).

     The Company believes that the 1996 Directors Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders.

SUMMARY OF THE 1996 DIRECTORS PLAN

     The following summary describes features of the Company's 1996 Directors Plan. This summary is qualified in its entirety by reference to the specific provisions of the 1996 Directors Plan, the full text of which is set forth as Appendix D.

     Purpose. The purpose of the 1996 Directors Plan is to provide members of the Board of Directors of the Company who are not employees of the Company or its subsidiaries with grants of nonqualified stock options.

     Administration. The 1996 Directors Plan shall be administered by a committee of two or more persons appointed by the Board of Directors (the "Directors Plan Committee"), all of whom shall be "non-employee directors" as defined under Rule 16b-3 under the Exchange Act. The Directors Plan Committee shall have full power and authority to administer and interpret the 1996 Directors Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the 1996 Directors Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion.

     Eligibility. All members of the Board of Directors who are not employees of the Company or a subsidiary ("Non-Employee Directors") shall be eligible to participate in the 1996 Directors Plan.

     Grant of Option. Awards under the 1996 Directors Plan shall consist of grants of two types of non-qualified stock options - initial grants and annual grants. Under the initial grants, each Non-Employee Director who first becomes a member of the Board of Directors after the effective date of the 1996 Directors Plan shall be given the option to purchase 5,000 shares of common stock from the Company, such option to be granted on the date as of which he or she first becomes a member of the Board of Directors. Under the annual grants, each Non-Employee Director who is in office immediately after the annual election of directors (other than a director who is first elected to the Board of Directors at such meeting) shall be given the option to purchase 5,000 shares of common stock from the Company, such option to be granted on each date that the

Company holds its annual meeting of stockholders (commencing with the 1998 annual meeting). The 1996 Directors Options are fully exercisable as of the date of grant. The number of shares for which the 1996 Directors Options may be exercised is subject to adjustment as set forth in the 1996 Directors Plan.

     Exercise Price. The exercise price for 1996 Directors Options shall be equal to the fair market value of a share of common stock of the Company on the date of grant. If the common stock is publicly traded, then the fair market value per share shall be the last reported sales price thereof on the relevant date if the common stock is principally traded on a national securities exchange or the NASDAQ National Market; if, however, the common stock is not principally traded on such exchange or market, then the fair market value per share shall be the mean between the last reported "bid" and "asked" prices of the common stock of the Company on the relevant date as reported on NASDAQ, by the National Daily Quotation Bureau, Inc., or in a customary financial reporting service, as determined by the Directors Plan Committee. If the common stock of the Company is not publicly traded or not subject to "bid" and "asked" quotations as described above, then the fair market value per share shall be as determined by the Directors Plan Committee.

     Form of Consideration. The 1996 Directors Plan permits payment for shares issued upon exercise of a 1996 Directors Option to be made in cash or, upon consent by the Directors Plan Committee, through a broker in accordance with procedures established by the Directors Plan Committee consistent with Regulation T of the Federal Reserve Board. Each 1996 Directors Option may be exercised in whole or in part.

     Term of Option.  The term of each 1996 Directors Option shall be ten years.

     Termination of Membership on Board of Directors. The 1996 Directors Options may only be exercised while the grantee is a member of the Board of Directors (except as provided below). If a grantee ceases to be a member of the Board of Directors for any reason other than Cause (as defined in the 1996 Directors Plan), the grantee's 1996 Directors Options shall terminate unless exercised within one year after the date on which the grantee ceases to be a member of the Board of Directors, or, if earlier, the date of expiration of the term of the 1996 Directors Option. If a grantee ceases to be a member of the Board of Directors for Cause, the grantee's 1996 Directors Options shall terminate as of the date on which the grantee ceases to be a member of the Board of Directors.

     Non-assignability. No option shall be transferable otherwise than by will or the laws of descent and distribution or, if permitted under Rule 16b-3 of the Exchange Act and if permitted by the Directors Plan Committee, pursuant to a domestic relations order. Notwithstanding the foregoing, the Directors Plan Committee may provide, in an option instrument, that a grantee may transfer 1996 Directors Options to family members or other persons or entities according to such terms as the Directors Plan Committee may determine. Except as provided above, only the grantee or his or her authorized representative may exercise rights under a 1996 Directors Option. If a grantee dies, the personal representative or other person entitled to succeed to the rights of the grantee may exercise such rights.

     Adjustments Upon Changes in Capitalization. In the event that the common stock of the Company changes by reason of any stock dividend, spin-off, recapitalization, stock split or combination or exchange of shares, merger, reorganization or consolidation in which the Company is the surviving company, reclassification or change in par value or any other extraordinary or unusual event affecting the outstanding common stock of the Company without the Company's receipt of consideration, or if the value of outstanding shares of the common stock is substantially reduced as a result of a spin-off or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of common stock of the Company available for the 1996 Directors Options, the number of shares covered by outstanding 1996 Directors Options, the kind of shares issued under the 1996 Directors Plan and the price per share of each 1996 Directors Option may be adjusted by the Directors Plan Committee to preclude, to the extent possible, the enlargement or dilution of rights and benefits under such 1996 Directors Options. Any fractional shares resulting from such adjustment shall be eliminated.

     Amendment and Termination of the 1996 Directors Plan. The Board of Directors may amend or terminate the 1996 Directors Plan at any time. Any extension of the 1996 Directors Plan shall be approved by both the Board of Directors and the stockholders of the Company. No such action by the Board of Directors shall materially impair the grantee's rights under a previously granted 1996 Directors Option unless the grantee consents or the Directors Plan Committee acts to remain in compliance with all applicable laws and approvals of governmental or regulatory agencies. Termination of the 1996 Directors Plan shall not impair the Directors Plan Committee's power and authority with respect to an outstanding 1996 Directors Option. Whether or not the 1996 Directors Plan has terminated, the Directors Plan Committee may terminate or amend an outstanding 1996 Directors Option upon the agreement between the Company and the grantee or to remain in compliance with all applicable laws and approvals of governmental or regulatory agencies.

     Expiration. Unless terminated or extended earlier, the 1996 Directors Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date.

     Certain Federal Income Tax Consequences. The following description of certain income tax consequences of the 1996 Directors Plan is based on current statutes, regulations and interpretations and does not include state or local income tax consequences. This description is not intended to address specific tax consequences applicable to a director of the Company who receives a stock option under the 1996 Directors Plan.

     All 1996 Directors Options to be granted under the 1996 Directors Plan are not intended to qualify as "incentive stock options" as that term is defined in
Section 422 of the Code. Neither the 1996 Directors Option holder nor the Company will incur any federal income tax consequences as a result of the grant of a 1996 Directors Option under the 1996 Directors Plan. Upon the exercise of a 1996 Directors Option, the difference between the exercise price and the fair market value of the shares on the date of exercise will be taxable as ordinary income to the option holder.

     At the time of a subsequent sale of any shares of common stock obtained upon the exercise of a 1996 Directors Option under the 1996 Directors Plan, any gain or loss will be a capital gain or loss to the 1996 Directors Option holder. The 1996 Directors Option holder's tax basis in such stock for purposes of determining capital gain or loss will be the exercise price paid pursuant to the 1996 Directors Option plus the amount of ordinary income recognized on exercise of the 1996 Directors Option. Any capital gain or loss recognized on a subsequent sale of common stock will be a long-term gain or loss if the sale occurs more than one year after the date of exercise and a short-term capital gain or loss if the sale occurs one year or less after the date of exercise.

     The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that the holder of any option recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company present in person or by proxy at the meeting and entitled to vote on a proposal is required to ratify and approve this Proposal.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

NEW PLAN BENEFITS

     Set forth below are the total number of shares of Common Stock and the value thereof for which options were awarded by the Board of Directors of the Company during 1996, subject to stockholder approval of the 1996 Non-Employee Directors Stock Option Plan and the 1996 Employee Stock Option Plan at this Annual Meeting:

                               NEW PLAN BENEFITS

                                                                      1996 NON-EMPLOYEE
                                             1996 EMPLOYEE STOCK          DIRECTORS         1995 STOCK OPTION PLAN
                                                 OPTION PLAN          STOCK OPTION PLAN          (AS AMENDED)
                                            ----------------------  ----------------------  ----------------------
                                            DOLLAR VALUE   NUMBER   DOLLAR VALUE   NUMBER   DOLLAR VALUE   NUMBER
             NAME AND POSITION                 ($)(1)     OF UNITS     ($)(1)     OF UNITS     ($)(1)     OF UNITS
------------------------------------------- ------------  --------  ------------  --------  ------------  --------
John F. McNamara...........................           --    40,000            --         0            --         0
  Chairman of the Board,
  President and Chief Executive Officer
David M. Flowers...........................           --    20,000            --         0            --         0
  Executive Vice President, Marketing
R. David Yost..............................           --    20,000            --         0            --         0
  Executive Vice President, Operations
Kurt J. Hilzinger..........................           --    20,000            --         0            --         0
  Vice President, Chief
  Financial Officer and Treasurer
Current Executive Officer Group............           --   100,000            --         0            --         0
Non-Executive Officer Director Group.......           --         0            --    25,000            --         0
Non-Executive Officer Employee Group.......           --   255,964            --         0            --    36,036

---------------
(1) Dollar value is dependent upon the future share price of the Company's Common Stock. The grants, when issued, will have an exercise price equal to the closing price of the Common Stock on the date of the annual stockholders' meeting.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     Executive Compensation Program. The role of the Compensation Committee (the "Compensation Committee") is to recommend, establish, oversee and direct the Company's executive compensation policies and programs and to recommend to the Board of Directors compensation for executive officers. In carrying out this role, we believe it is important to align executive compensation with Company values and objectives, business strategies, management initiatives, business financial performance and enhanced stockholder value.

     Our Compensation Committee is comprised of independent outside directors, none of whom is or was an officer or employee of the Company or its subsidiaries. Periodically we solicit and receive recommendations and advice from independent third-party compensation consultants who have acted in this capacity since 1994.

     Our executive compensation program is designed to attract and retain key executives with outstanding abilities and to motivate them to perform to the full extent of their abilities. We believe that executives should have a greater portion of their compensation at risk than other employees, and that executive compensation should be tied directly to the performance of the business and be aligned with benefits realized by the Company's stockholders.

     Compensation for Company executives consists of both cash and equity-based opportunities. The annual cash compensation consists of (i) base salary and (ii) annual incentive opportunity. Equity-based opportunities are provided on a long-term basis through the Company's stock option plans.

     The Compensation Committee's compensation consultants have advised that the salaries when coupled with annual incentive awards paid to the Company's chief executive officer and other executive officers are consistent with industry competitive practices. In making this determination, the consultants analyzed the compensation payable at the pharmaceutical wholesale distribution companies included in the Peer Group Index described in the discussion of Stockholder Return Performance below, and also relied upon survey data covering a broader range of wholesale and distribution companies. The Compensation Committee has reviewed the base salaries of executive officers making adjustments that, in its judgment, are appropriate. The Compensation Committee reviews executive officer salaries annually, to make adjustments based on judgments of past performance, changed job duties, scope and responsibilities, competitive pay data and expected future contributions of each executive officer.

     The Compensation Committee also oversees the Company's annual incentive payments to executive officers. Each year we establish challenging objectives based on business prospects for that year. For Messrs. McNamara, Yost, Flowers and Hilzinger, and for the other senior members of management, annual incentive opportunities are based on achieving both current financial performance objectives and individual strategic and operating objectives related to longer-term earnings, with greater weight given to the current financial performance objectives. Following the end of each fiscal year, after completion of the audit of the Company's financial statements, the Compensation Committee reviews business results and individual performance of each executive officer and each senior member of management, and determines and recommends to the Board of Directors annual incentive payments. In 1996, the Company exceeded its financial performance goals. Strategic and operating objectives were met by Messrs. McNamara, Yost, Flowers and Hilzinger as well. Consequently, Messrs. McNamara, Yost, Flowers and Hilzinger earned their bonuses attributable to their respective financial objectives and to their strategic and operating objectives.

     The Company's long-term equity-based 1995 Option Plan was approved by the Company's Board of Directors in February 1995 and approved by the stockholders in March 1995, prior to the Company's public offering of its Common Stock. The Compensation Committee oversees the 1995 Option Plan for executives. The 1995 Option Plan consists of non-qualified stock option grants, generally to be made only at one time each year. The Compensation Committee believes that grants made under the 1995 Option Plan will focus executives on increasing stockholder value. A total of 92,000 options were granted pursuant to the 1995 Option Plan to the named executive officers in fiscal year 1996 as follows: 40,000 shares to Mr. McNamara; 20,000 shares to Mr. Flowers; 20,000 shares to Mr. Yost; and 12,000 shares to Mr. Hilzinger. See "Management -- Stock Options." These awards were within the range that the Compensation Committee's compensation consultants advised was reasonable for executive officers at the time.

     The Company's long-term equity-based 1996 Option Plan (Proposal 3 herein) was approved by the Company's Board of Directors in November 1996, subject to stockholder approval. The Compensation Committee shall oversee the 1996 Option Plan for executives. The 1996 Option Plan shall consist of non-qualified stock option grants, generally to be made only at one time each year. The Compensation Committee believes that grants made under the 1996 Option Plan will focus executives on increasing stockholder value.

     Management has initiated new stock ownership guidelines to support the objective of closely aligning the interests of management level employees with those of stockholders. The guidelines provide that within two fiscal years, senior management members should attain an investment position in AmeriSource stock that is equal to one to five times their base salary, depending on the position of the executive.

     1996 Chief Executive Officer Compensation. The Compensation Committee determined the 1996 compensation for John F. McNamara, in accordance with the above discussion.

     Deductibility of Compensation. Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the deductibility of compensation paid to certain executive officers of public companies, unless the compensation meets certain requirements for "performance based" compensation. The Compensation Committee believes that all of the compensation awarded to the Company's executive officers will be fully deductible in accordance with these rules.
                                          COMPENSATION COMMITTEE
                                          Richard C. Gozon, Chairman
                                          Bruce C. Bruckmann
                                          Michael A. Delaney
                                          James A. Urry

COMPENSATION OF DIRECTORS

     Directors who are full-time employees of the Company receive no additional compensation for services as a director. Each outside director of the Company is paid an annual fee of $15,000 for services as a director of the Company, plus an additional fee of $1,000 for attendance in person at each meeting of the Board of Directors in excess of four annually, and $500 per telephonic meeting of the Board of Directors. There are no fees paid for attendance at committee meetings.

     Certain outside directors of the Company may also be entitled to receive stock options for Common Stock pursuant to the AmeriSource Health Corporation Non-Employee Directors Stock Option Plan (the "1995 Directors Plan") and upon its approval by the stockholders, the 1996 Directors Plan. The 1995 Directors Plan provides for non-discretionary, automatic grants on an annual basis of an option to purchase shares of Common Stock to certain non-employee directors who are not affiliates of VPI. Such options become fully exercisable on the first anniversary of their respective grant dates, except for options under the initial grant, which become fully exercisable on the third anniversary of their grant date. The option exercise price is equal to 100% of the fair market value of the Common Stock on the date of grant of the option. An aggregate of 50,000 shares of Common Stock have been reserved for issuance under the 1995 Directors Plan. Options granted to directors under the 1995 Directors Plan are treated as nonstatutory stock options under the Code. The 1995 Directors Plan is administered by a committee of disinterested directors.

     The 1995 Directors Plan permits, with the consent of the committee and if permitted by the restrictions in the Company's financing agreements, the exercise of options by delivery of shares of Common Stock owned by the option holder, by withholding of such shares of Common Stock upon exercise of the option in lieu of or in addition to cash or by financing made available by the Company. The 1995 Directors Plan permits the committee to adjust the number and kind of shares subject to options in the event of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares. The Board of Directors may amend the 1995 Directors Plan at any time; provided, however, that stockholder approval is required for any amendment to the 1995 Directors Plan that increases the number of shares for which options may be granted or changes in any material respect the limitations or provisions of the options subject to the 1995 Plan. However, no action by the Board of Directors or stockholders may alter or impair any option previously granted to an option holder without such option holder's consent.

     During fiscal year 1996, the Company made the grant of stock options under the 1995 Directors Plan as follows: Messrs. Bruckmann, Gozon, Karlson, Strong and Winokur were each granted options to purchase 5,000 shares of Common Stock at $28.00 per share, all of which were outstanding and none of which were exercisable at September 30, 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. To the Company's knowledge, there were no other relationships involving members of the Compensation Committee requiring disclosure in this section of this Proxy Statement.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The executive officers of the Company are as follows:

                 NAME                   AGE                             TITLE
--------------------------------------  ---     ------------------------------------------------------
John F. McNamara......................  61      Chairman, President and Chief Executive Officer
David M. Flowers......................  49      Executive Vice President, Marketing
R. David Yost.........................  49      Executive Vice President, Operations
Kurt J. Hilzinger.....................  36      Vice President, Chief Financial Officer and Treasurer

     Mr. McNamara is described above as a nominee for director.

     Mr. Flowers has been Executive Vice President, Marketing since December 1995. Prior to that he held the position of Group President -- Eastern Region since 1989.

     Mr. Yost has been Executive Vice President, Operations since December 1995. Prior to that he held the position of Group President -- Central Region since 1989.

     Mr. Hilzinger has served as Vice President, Chief Financial Officer and Treasurer since February 1995. Prior to that he served as Vice President, Finance, and Treasurer since October 1993, and as Vice President, Financial Planning since March 1991.

     There are no arrangements or understandings between any of the officers and any other person pursuant to which he was elected an officer. There are no family relationships between any director, executive officer, or nominee for director.

SUMMARY COMPENSATION OF NAMED EXECUTIVE OFFICERS

     The following table sets forth, for fiscal years ending September 30, 1994, 1995, and 1996, certain information regarding the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to each of the named executive officers of the Company, in all capacities in which they served:

                           SUMMARY COMPENSATION TABLE


                                          ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                                  -----------------------------------   -------------------------------------
                                                                                 AWARDS             PAYOUTS
                                                              OTHER     ------------------------   ----------
                                                             ANNUAL     RESTRICTED    SECURITIES                ALL OTHER
   NAME AND PRINCIPAL                                       COMPENSA-      STOCK      UNDERLYING      LTIP      COMPENSA-
        POSITION           YEAR   SALARY($)   BONUS($)(1)    TION($)    AWARD(S)($)   OPTIONS(#)   PAYOUTS($)    TION($)
-------------------------  ----   ---------   -----------   ---------   -----------   ----------   ----------   ---------
John F. McNamara.........  1996    444,600      440,000      --               --         40,000         --        56,703(2)
  Chairman, President and  1995    414,780      250,000      --               --        100,000         --              (2)
  Chief Executive
    Officer..............  1994    396,609      200,000      --               --             --         --              (2)
David M. Flowers.........  1996    224,600      200,000      --               --         20,000         --              (3)
  Executive Vice
    President,             1995    202,145      110,000      --               --         65,000         --              (3)
  Marketing                1994    169,430      100,000      --               --             --         --              (3)
R. David Yost............  1996    238,350      235,000      --               --         20,000         --              (4)
  Executive Vice
    President,             1995    212,235      125,000      --               --         65,000         --        10,759(4)
  Operations               1994    179,790      100,000      --               --             --         --         8,704(4)
Kurt J. Hilzinger........  1996    160,167      150,000      --               --         12,000         --         5,842(5)
  Vice President, Chief    1995    140,000       80,000      --               --         40,000         --         6,500(5)
  Financial Officer and    1994    137,833       65,000      --               --             --         --           985(5)
  Treasurer

---------------
(1) The amounts shown consist of cash bonuses earned in the fiscal year identified but paid in the subsequent fiscal year.

(2) "All Other Compensation" for Mr. McNamara in 1996, 1995, and 1994, respectively, includes the following: (i) $698, $40,675 and $967 in club dues, (ii) $4,900, $1,350 and $1,450 in tax return preparation fees, (iii) $5,400, $6,750 and $4,497 in contributions under the Company's Employee Investment Plan, (iv) $6,206, $2,438 and $1,554 for spousal travel expenses,
    (v) for fiscal 1996 and 1995, respectively, $5,125 and $2,708 for personal use of a Company-owned condominium and (vi) $34,374 in fiscal 1996 for premiums for a life insurance policy.
(3) "All Other Compensation" for Mr. Flowers in 1996, 1995, and 1994, respectively, includes the following: (i) $7,885, $6,345 and $4,175 in club dues, (ii) $5,400, $6,750 and $4,497 in contributions under the Company's Employee Investment Plan, (iii) for fiscal 1994, $150 for spousal travel expenses, (iv) for fiscal 1996, $22,600 in premiums paid for a split dollar life insurance policy, and (v) for fiscal 1996, $750 in miscellaneous items.
(4) "All Other Compensation" for Mr. Yost in 1996, 1995, and 1994, respectively, includes the following: (i) $2,421, $2,209 and $2,311 in club dues, (ii) $1,900, $1,800 and $1,850 in tax return preparation fees, (iii) $5,400, $6,750 and $4,497 in contributions under the Company's Employee Investment Plan, (iv) for fiscal 1996 and 1994, respectively, $144 and $46 for spousal travel expenses, (v) for fiscal 1996, $22,600 in premiums for a split dollar life insurance policy, and (vi) for fiscal 1996, $2,079 in miscellaneous items.
(5) "All Other Compensation" for Mr. Hilzinger in 1996, 1995 and 1994, respectively, includes the following: (i) $5,172, $6,300 and $985 in contributions under the Company's Employee Investment Plan, (ii) in fiscal 1995, $200 in club dues, and (iii) in fiscal 1996, $670 for spousal travel expenses.

STOCK OPTIONS

OPTION GRANTS IN FISCAL YEAR 1996

     The following table sets forth certain information with respect to options granted to and exercised by the named executive officers of the Company during fiscal year 1996. The information set forth in these tables relates to options granted to and exercised by the named executive officers of the Company to purchase shares of Common Stock under the 1995 Option Plan.

                                                            INDIVIDUAL GRANTS(1)
                                           -------------------------------------------------------
                                            NUMBER OF     % OF TOTAL
                                           SECURITIES      OPTIONS/
                                           UNDERLYING        SARS        EXERCISE
                                            OPTIONS/      GRANTED TO     OR BASE
                                              SARS       EMPLOYEES IN     PRICE       EXPIRATION        GRANT DATE
                  NAME                     GRANTED(#)     FISCAL YEAR     ($/SH)         DATE       PRESENT VALUE($)(2)
-----------------------------------------  -----------   -------------   --------   --------------  -------------------
John F. McNamara.........................     40,000         14.93%       $28.00    March 1, 2002         475,600
David M. Flowers.........................     20,000          7.46%       $28.00    March 1, 2002         237,800
R. David Yost............................     20,000          7.46%       $28.00    March 1, 2002         237,800
Kurt J. Hilzinger........................     12,000          4.48%       $28.00    March 1, 2002         142,680

---------------
(1) The Options granted under the 1995 Option Plan become exercisable at a rate of 25% each year, beginning March 1, 1997.

(2) Present values were calculated using the Black-Scholes American option valuation method. The actual value, if any, that an executive officer may receive is dependent on the excess of the stock price over the exercise price. Use of this model should not be viewed as a forecast of the future performance of the Company's stock price. The estimated grant date present value of each stock option is $11.89 based on the following defined option terms and assumptions: (a) a stock price of $28.00; (b) an exercise price of $28.00; (c) a term of 6 years; (d) a risk-free interest rate of 6.03%, which represents the yield on Treasury Bonds with maturity dates corresponding to that of the options; (e) a dividend yield of 0% representing the stock's current yield; (f) a stock price volatility rate of .398, which reflects how much the stock price varied on a daily basis since the initial public offering of the Company's Common Stock on April 4, 1995; and (g) a discount of 12.5% to represent the 25% per year vesting provision of the options.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1996 AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth information regarding the number of exercised options and the value of unexercised in-the-money options held by the named executive officers of the Company as of September 30, 1996.

                                                                                NUMBER OF
                                                                                SECURITIES          VALUE OF
                                                                                UNDERLYING        UNEXERCISED
                                                                               UNEXERCISED        IN-THE-MONEY
                                                                               OPTIONS/SARS       OPTIONS/SARS
                                                                              AT FY-END (#)      AT FY-END ($)
                                                                    VALUE     --------------   ------------------
                                                 SHARES ACQUIRED   REALIZED    EXERCISABLE/       EXERCISABLE/
                     NAME                        ON EXERCISE (#)     ($)      UNEXERCISABLE    UNEXERCISABLE (1)
-----------------------------------------------  ---------------   --------   --------------   ------------------
John F. McNamara...............................         0              0      25,000/115,000    587,500/2,422,500
David M. Flowers...............................         0              0      16,250/ 68,750    381,875/1,475,625
R. David Yost..................................         0              0      16,250/ 68,750    381,875/1,475,625
Kurt J. Hilzinger..............................         0              0      10,000/ 42,000     235,000/ 903,000

---------------
(1) Value calculated as the difference between the fair market value of the Common Stock on September 30, 1996 and the option exercise price.

PENSION PLANS

     AMERISOURCE CORPORATION PARTICIPATING COMPANIES PENSION PLAN. AmeriSource has a pension plan providing for continuation of pension benefit coverage for salaried sales and office employees of AmeriSource previously covered under Alco Standard's Participating Companies Pension Plan. The pension plan also covers other salaried, sales, and office employees of AmeriSource who meet the plan's eligibility requirements. Under AmeriSource's pension plan, the executive officers compensated by AmeriSource are entitled to annual pension benefits at age 65 equal to the number of years of credited service multiplied by 1% of average annual compensation earned during the consecutive three years within the last ten years of participation in the pension plan which yield the highest average.

     All pension plan costs are paid by AmeriSource and the pension plan, and benefits are funded on an actuarial basis. Compensation earned by executive officers for purposes of the plan includes salaries and bonuses set forth in the cash compensation table under "Summary Compensation Table" above, except that compensation recognized under the plan may not exceed certain limits, as required by the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code. For 1996, the compensation limit was $150,000.

     The years of credited service (with AmeriSource, predecessor companies or Alco Standard) as of October 1, 1996 for each of the named executive officers of the Company were John F. McNamara -- 15.00 years; David M. Flowers -- 20.75 years; R. David Yost -- 22.08 years; and Kurt J. Hilzinger -- 5.58 years.

     As required by ERISA and the Code, the pension plan limits the maximum annual benefits payable at Social Security retirement age as a single life annuity to the lesser of $90,000, with cost-of-living adjustments, or 100% of a plan participant's average total taxable earnings during his highest three consecutive calendar years of participation, subject to certain exceptions for benefits which accrued prior to September 30, 1988. For 1995, the annual benefit limit was $120,000.

     SUPPLEMENTAL RETIREMENT PLAN. AmeriSource also has a Supplemental Retirement Plan (the "Supplemental Plan"). Coverage under the Supplemental Plan is limited to participants in AmeriSource's pension plan whose benefits under the pension plan are limited due to (a) restrictions imposed by the Code on the amount of benefits to be paid from a tax-qualified plan, (b) restrictions imposed by the Code on the amount of an employee's compensation that may be taken into account in calculating benefits to be paid from a tax-qualified plan, or (c) any reductions in the amount of compensation taken into account under the pension plan due to an employee's participation in certain deferred compensation plans sponsored by AmeriSource or one of its subsidiaries. The Supplemental Plan provides for a supplement to the annual pension benefit paid under AmeriSource's pension plan to participants who attain early or normal retirement under such pension plan or who suffer a total and permanent disability while employed by AmeriSource or one of its subsidiaries and to the pre-retirement death benefits payable under the pension plan on behalf of such participants who die with a vested interest in AmeriSource's pension plan. The amount of the supplement will be the difference, if any, between the pension or pre-retirement death benefit paid under AmeriSource's pension plan and that which would otherwise have been payable but for the restrictions imposed by the Code and any reduction in the participant's compensation for purposes of AmeriSource's pension plan due to his participation in certain deferred compensation plans of AmeriSource or one of its subsidiaries.

     The following table shows estimated annual retirement benefits that would be payable to participants under AmeriSource's pension plan and, if applicable, the Supplemental Plan, upon normal retirement at age 65 under various assumptions as to final average annual compensation and years of credited service and on the assumption that benefits will be paid in the form of a single life annuity. The benefit amounts listed are not subject to any deduction for Social Security benefits.

                    ESTIMATED ANNUAL RETIREMENT BENEFITS ($)

                   FINAL AVERAGE
                    COMPENSATION                     10          20          30          35
    --------------------------------------------  --------    --------    --------    --------
     100,000....................................    10,000      20,000      30,000      35,000
     150,000....................................    15,000      30,000      45,000      52,500
     200,000....................................    20,000      40,000      60,000      70,000
     250,000....................................    25,000      50,000      75,000      87,500
     300,000....................................    30,000      60,000      90,000     105,000
     500,000....................................    50,000     100,000     150,000     175,000
     600,000....................................    60,000     120,000     180,000     210,000
     700,000....................................    70,000     140,000     210,000     245,000
     800,000....................................    80,000     160,000     240,000     280,000
     900,000....................................    90,000     180,000     270,000     315,000
   1,000,000...................................    100,000     200,000     300,000     350,000

OTHER FORMS OF COMPENSATION

     EMPLOYEE INVESTMENT PLAN. In fiscal year 1986, AmeriSource adopted a stock participation plan pursuant to Section 401(k) of the Code, which plan was amended and restated as a 401(k) Employee Investment Plan (the "EIP") effective January 1, 1989. Participation in the EIP is generally available to salaried, office, sales and certain hourly employees of AmeriSource. As of December 31, 1995, participation in the EIP was available to approximately 1,824 employees, of whom approximately 1,310 were participants. A participant may contribute to the EIP between 2% and 6% of his or her salary on a "before-tax" basis, entitling the participant to contributions by his or her employer in an amount equal to one-half of the participant's contributions. Highly compensated employees, as defined by the Code, may receive matching employer contributions of less than one-half of their participant contributions made after April 1, 1993. An additional employer matching contribution, in an amount to be determined by AmeriSource but not to exceed one-half of the participant's contributions, may be made to the EIP. The combined amount of employer matching contributions for the plan year ending December 31, 1995 was 60% of each participant's contribution. For calendar year 1995, a participant's contributions could not exceed $9,240. The cost of the matching employer contributions is ultimately charged to the division or subsidiary of AmeriSource employing the participant. Matching employer contributions to the EIP are held in trust and vest to the benefit of the participant over a period of five years, measured from the date the participant's employment commenced (as long as the participant continues as an employee). The EIP is administered by trustees who have selected six mutual funds managed by Fidelity Investments and AmeriSource Health Corporation common stock among which participants may direct the investment of their entire account balances.

     DEFERRED COMPENSATION PLAN. In September 1985, AmeriSource adopted a deferred compensation plan (the "1985 Deferred Compensation Plan") which permitted eligible employees of AmeriSource to defer a portion of their compensation during a period of up to 48 months after October 1, 1985 and, in return, to receive retirement or survivor benefits, and in certain circumstances, disability benefits. The amount of the benefits the participant will be entitled to receive is based on the total number of years the participant remains employed by AmeriSource or an affiliated company. A participant's interest in the benefits vests over a period of five years. Mr. McNamara is a participant in the 1985 Deferred Compensation Plan. Assuming Mr. McNamara retires from employment with AmeriSource at or after age 65, his monthly retirement benefits under the 1985 Deferred Compensation Plan would be $2,901, payable over a 15-year period.

AGREEMENTS WITH EMPLOYEES

     The Company intends to offer employment contracts to Messrs. McNamara, Flowers and Yost. The employment contracts are expected to provide for three year terms of employment, each subject to a one year extension at the Company's discretion, annual base salaries substantially commensurate with present levels, and incentive compensation, bonuses and benefits in accordance with the Company's then prevailing practices.

     Each contract is expected to include customary termination for cause provisions, whereupon the Company's obligations under the respective employment contract would cease. By a majority vote of the Board of Directors, the Company would also be able to terminate the employment of the employee without cause, whereupon the Company would remain obligated to pay the greater of (i) one year of such employee's then current salary and (ii) the base salary of the employee for the balance of the term of the employment contract. The contracts may also provide for acceleration of all or a portion of the employee's Company stock options then outstanding upon a termination without cause. Each contract is also expected to prohibit direct and indirect competition with the Company for a period of one year after termination of employment. The contracts will also contain customary prohibitions against the disclosure of confidential information and the solicitation of the Company's employees and customers.

     The Company has entered into noncompetition and nondisclosure agreements with certain officers and key employees of the Company, including Messrs. McNamara, Flowers, Yost and Hilzinger. The agreements provide that the employee will not (i) during the course of employment by the Company and for a period of one year thereafter, engage in any business that directly or indirectly competes with the Company, and (ii) for a one-year period after termination of employment, solicit or divert the Company's employees or the business of the Company's customers. The agreements also provide that the employees will not disclose confidential information at any time during or after their employment with the Company.

                         STOCKHOLDER RETURN PERFORMANCE

     The following graph compares the percentage change in cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Index and an index of peer companies selected by the Company (the "Peer Group Index") from the market close on April 4, 1995 to September 30, 1996. April 4, 1995 is the first trading date on which the Company's Common Stock was registered under Section 12 of the Exchange Act. Cumulative total return to stockholders is measured by dividing (x) the sum of
(i) total dividends for the period (assuming dividend reinvestment) plus (ii) per-share price change for the period by (y) the share price at the beginning of the period. The graph is based on an investment of $100 at the market close on April 4, 1995 in the Common Stock and in each index.

                COMPARISON OF 18 MONTH CUMULATIVE TOTAL RETURN*
           AMONG AMERISOURCE HEALTH CORPORATION, THE S & P 500 INDEX
                                AND A PEER GROUP

                                        AMERISOURCE
        MEASUREMENT PERIOD              HEALTH COR-
      (FISCAL YEAR COVERED)              PORATION           PEER GROUP           S & P 500
4/04/95                                      100                 100                 100
9/95                                         129                 110                 117
8/96                                         212                 133                 141

* $100 INVESTED ON 4/04/95 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS,
  FISCAL YEAR ENDING SEPTEMBER 30.

     The Peer Group Index (which is weighted on the basis of market capitalization) consists of the Company and the following companies which were engaged primarily in the wholesale drug distribution business: Bergen Brunswig Corporation, Bindley Western Industries, Inc., Cardinal Health, Inc., Foxmeyer Health Corporation, McKesson Corporation, and Owens & Minor, Inc.

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

     During fiscal year 1996, Dechert Price & Rhoads performed, and currently does perform, legal services for the Company. Barton J. Winokur, Chairman of Dechert Price & Rhoads and a director of the Company, owns 19,750 shares of the Common Stock of the Company.

     In May 1996, the Company completed a public offering of 4,800,000 shares of Common Stock at a price of $35.00 per share. Of the 4,800,000 shares sold, 1,500,000 were sold by the Company and 3,300,000 shares were sold by VPI. The Company did not receive any of the proceeds from the shares sold by VPI. The net proceeds of $49.3 million from the 1,500,000 shares sold by the Company were used to repay long-term debt.

                          INDEPENDENT PUBLIC AUDITORS

     Since 1988, the Company has retained Ernst & Young LLP as its independent public auditors and it intends to retain Ernst & Young LLP for the current year ending September 30, 1997. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, and such representatives will have an opportunity at the Annual Meeting to make a statement if they desire to do so and will be available to respond to appropriate questions.

                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Stockholders") to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and 10% Stockholders are required by SEC regulation to furnish the Company with copies of all forms they file under Section 16(a). Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that no other reports were required from those persons, the Company believes that during the period October 1, 1995 through September 30, 1996, its officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements, except that Mr. Yost inadvertently filed a Statement of Changes in Beneficial Ownership on Form 4 for the month of July 1996, reflecting a disposition of shares of the Company's Common Stock, after the applicable filing period.

                           1998 STOCKHOLDER PROPOSALS

     In the event that a stockholder desires to have a proposal included in the proxy statement and form of proxy for the Annual Meeting of Stockholders to be held in 1998, the proposal must be received by the Company in writing on or before October 14, 1997, by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission, the laws of the State of Delaware, and the By-Laws of the Company relating to such inclusion. Stockholder proposals may be mailed to the Secretary, AmeriSource Health Corporation, P.O. Box 959, Valley Forge, PA 19482.

                           ANNUAL REPORT ON FORM 10-K

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED SEPTEMBER 30, 1996 MAY BE OBTAINED, WITHOUT CHARGE, BY ANY STOCKHOLDER, UPON WRITTEN REQUEST DIRECTED TO INVESTOR RELATIONS DEPARTMENT, AMERISOURCE HEALTH CORPORATION, P.O. BOX 959, VALLEY FORGE, PA 19482.

                                 OTHER BUSINESS

     The Company is not aware of any other business to be presented at the 1997 Annual Meeting of Stockholders. If any other matter should properly come before the Annual Meeting, however, the enclosed proxy confers discretionary authority with respect thereto.

                                          By order of the Board of Directors,

                                          /s/ TERESA T. CICCOTELLI
                                          ----------------------------------
                                          TERESA T. CICCOTELLI
                                          Vice President, General Counsel and
                                          Secretary

Dated: January 15, 1997
       Malvern, Pennsylvania

                                   APPENDIX A

                             1996 AMENDMENT TO THE
                         AMERISOURCE HEALTH CORPORATION
                             1995 STOCK OPTION PLAN

     1. Section 6.06, "Mandatory Holding Period After Exercise," is hereby deleted in its entirety.

     2. Section 9.08 is amended by revising the first sentence to read as follows:

     Upon the occurrence of a Change in Control, each Option then outstanding shall become immediately exercisable to the full extent of the shares of Common Stock subject thereto; provided, that (i) such Holder was employed by the Company at the time of such Change in Control and (ii) either (A) such Holder is employed by the Company on the first anniversary date of the Change in Control, (B) such Holder's employment is subsequently terminated by the Company other than for Cause during the one-year period following such Change in Control, (C) such Holder voluntarily terminates such Holder's employment during the one-year period following such Change in Control as a result of a Constructive Termination, or (D) such Holder's employment with the Company terminates on account of death or disability (as determined by the Committee) during the one-year period following the Change in Control.

                                   APPENDIX B

                         AMERISOURCE HEALTH CORPORATION
                             1995 STOCK OPTION PLAN

     1. Purpose of the Plan

     The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining valued employees by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such employees.

     2. Definitions

     2.01 "1934 ACT" means the Securities Exchange Act of 1934, as amended.

     2.02 "AMERISOURCE" means AmeriSource Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company.

     2.03 "BOARD" means the Board of Directors of the Company.

     2.04 "CODE" means the Internal Revenue Code of 1986, as amended.

     2.05 "COMMITTEE" means the committee designated by the Board to administer the Plan under Section 4. The Committee shall have at least two members, each of whom shall be a member of the Board and shall be a Disinterested Person.

     2.06 "COMMON STOCK" means the Company's Class A Common Stock, $0.01 par value per share, or such other class or kind of shares or other securities resulting from the application of Section 7.

     2.07 "COMPANY" means AmeriSource Health Corporation, a Delaware corporation, or any successor corporation.

     2.08 "DISINTERESTED PERSON" means a person defined in Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission under the 1934 Act, or any successor definition adopted by the Securities and Exchange Commission.

     2.09 "EMPLOYEE" means an officer or other key employee of the Company or a Subsidiary including a director who is such an employee.

     2.10 "FAIR MARKET VALUE" means, on any given date, the previous days' closing price of actual sales of shares of Common Stock on the principal national securities exchange on which the Common Stock is listed, or if not listed, as reported on the NASDAQ Stock Market, on such date or, if the Common Stock was not traded or reported on such date, on the last preceding day on which the Common Stock was traded or reported; provided, however, that the Option price for any Options granted on the date that the Registration Statement is declared or deemed effective by the Securities and Exchange Commission shall be equal to the price to the public set forth on the cover page of the definitive prospectus included in the Registration Statement.

     2.11 "HOLDER" means an Employee to whom an Option is granted.

     2.12 "MATURE COMMON STOCK" means Common Stock owned for six months or more, or such other period as the Committee may determine subject to applicable accounting regulations, by the respective Holder.

     2.13 "OPTION" means a non-qualified stock option granted from time to time under Section 6 of the Plan.

     2.14 "PLAN" means the AmeriSource Health Corporation 1995 Stock Option Plan herein set forth, as amended from time to time.

     2.15 "REGISTRATION STATEMENT" means the Company's Form S-2 Registration Statement (No. 33-57513), as amended.

     2.16 "RETIREMENT" means retirement from the active employment of the Company or a Subsidiary pursuant to the relevant provisions of the applicable pension plan of such entity or as otherwise determined by the Committee.

     2.17 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company (or any subsequent parent of the Company) if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     2.18 "VPI" means 399 Venture Partners, Inc., a Delaware corporation.

     3. Eligibility

     Any Employee is eligible to receive an Option grant.

     4. Administration and Implementation of Plan

     4.01 The Plan shall be administered by the Committee, which shall have full power to interpret and administer the Plan and full authority to act in selecting the Employees to whom Options will be granted, in determining the amount of Options to be granted to each such Employee and the terms and conditions of Options granted under the Plan.

     4.02 The Committee's powers shall include, but not be limited to, the power: (a) to determine whether, to what extent and under what circumstances an Option may be granted; (b) to determine whether, to what extent and under what circumstances an Option may be exercised; (c) to determine whether, to what extent and under what circumstances exceptions to the exercisability of an Option (including accelerating the exercisability) may be granted; (d) to condition an Option grant upon the attainment of specified performance goals;
(e) to determine the effect, if any, of a change in control of the Company (including a merger of the Company into, a consolidation of the Company with, or an acquisition of the Company by a person or entity or a liquidation of the Company) upon outstanding Options; (f) to establish an arrangement through registered broker-dealers whereby temporary financing may be made available to a Holder by the broker-dealer, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting the Holder in the exercise of an Option; (g) to establish procedures at the Committee's discretion, and if permitted by the restrictions in the Company's and AmeriSource's financing agreements, for a Holder (i) to have withheld from the total number of shares to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the minimum statutory tax withholding obligation incurred by the Holder upon such exercise, or (ii) to exercise an Option by delivering a number of shares of Mature Common Stock already owned by such Holder having a Fair Market Value that shall equal the option exercise price and/or the tax withholding obligation incurred by the Holder upon such exercise;
(h) to condition an Option grant upon such Employee's execution of non-compete, non-disclosure or similar arrangements in favor of the Company and/or its Subsidiaries and satisfactory in form and substance to the Committee; and (i) to establish a loan program, or to cause AmeriSource to establish a loan program, if permitted by the restrictions in the Company's and AmeriSource's financing agreements, to loan to a Holder who is still employed by the Company at the time of exercise an amount sufficient to satisfy the exercise price and/or tax obligation incurred by the Holder upon such exercise and thereafter loan promptly to such Holder such additional amounts sufficient to pay further withholding obligations as may be determined from time to time to be payable as a result of such exercise. Any amounts loaned to such Holder shall be evidenced by a promissory note from such Holder on such terms as are mutually agreed to by the Committee and the Holder; provided, however, that such loan shall bear a market rate interest and shall be full recourse.

     4.03 The Committee shall have the power to adopt regulations for carrying out the Plan and to make changes in such regulations as it shall, from time to time, deem advisable. The Committee shall have the power unilaterally and without approval of a Holder to amend an existing Option in order to carry out the purposes of the Plan so long as such amendment does not take away any benefit granted to a Holder by the Option and as long as the amended Option comports with the terms of the Plan. Any interpretation by the Committee of the terms and provisions of the Plan and the administration thereof, and all action taken by the Committee, shall be final and binding on Holders.

     5. Shares of Stock Subject to the Plan

     5.01 Subject to adjustment as provided in Section 7, the total number of shares of Common Stock available for Options under the Plan shall be 1,116,431 shares, subject to increase by such number of shares as equals 5% of any and all Common Stock sold pursuant to the over-allotment option contained in the Underwriting Agreement between the Company and the several underwriters named therein relating to the offering of Common Stock registered pursuant to the Registration Statement.

     5.02 Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares available for Options under the Plan. Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares subject to any Option granted hereunder are forfeited or such Option otherwise terminates without the issuance of such shares or the payment of other consideration in lieu of such shares, the shares subject to such Option, to the extent of any such forfeiture or termination, shall again be available for grants of Options under the Plan.

     6. Options

     Options give an Employee the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed price. The grant of Options shall be subject to the following terms and conditions:

     6.01 OPTION GRANTS: Options shall be evidenced by Option award certificates. Such certificates shall conform to the requirements of the Plan, and may contain such other provisions as the Committee shall deem advisable.

     6.02 OPTION PRICE: The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee and shall be not less than the Fair Market Value of a share of Common Stock on the date of grant.

     6.03 TERM OF OPTIONS: The Option certificates shall specify when an Option may be exercisable and the terms and conditions applicable thereto. The term of an Option shall in no event be greater than six years from the date of grant or such shorter term as specified by the Committee in the Option award certificate. If an Option is exercised sooner than six months from the date of grant, then the shares acquired upon such exercise must be held for at least six months from the date of grant of the Option.

     6.04 RESTRICTION ON TRANSFERABILITY: No Option shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Holder shall be exercisable only by the Holder. Upon the death of a Holder, the person to whom the rights have been passed by will or by the laws of descent and distribution may exercise an Option only in accordance with this Section 6.

     6.05 PAYMENT OF OPTION PRICE: The Option price of the shares of Common Stock acquired upon the exercise of an Option shall be paid in full in cash at the time of the exercise or, with the consent of the Committee, and if permitted by the restrictions in the Company's and AmeriSource's financing agreements, in whole or in part in Mature Common Stock valued at Fair Market Value on the date of exercise by delivering to the Company such Mature Common Stock already owned by the Holder.

     6.06 MANDATORY HOLDING PERIOD AFTER EXERCISE: During the four-year period after the date of grant of an Option, the Holder shall be required to hold 50% of the shares of Common Stock acquired upon exercise of such Option for a period of one year after the date of exercise. Any purported transfer of shares of Common Stock acquired upon exercise of an Option in violation of the Plan shall be null and void and of no force and effect and the purported transferree(s) shall have no rights or privileges in or with respect to the Company.

     6.07 TERMINATION BY DEATH: If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Option held by such Holder may thereafter be exercised, to the extent such Option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the Holder, until the expiration of the stated term of the Option or until such shorter term before the expiration of the Option as the Committee may determine.

     6.08 TERMINATION BY REASON OF RETIREMENT OR DISABILITY: If a Holder's employment by the Company or a Subsidiary terminates by reason of disability (as determined by the Committee) or Retirement, any Option held by such Holder may thereafter be exercised by the Holder (or, where appropriate, the Holder's legal representative), to the extent it was exercisable at the time of such termination or on such accelerated basis as the Committee may determine at or after grant, until the expiration of the stated term of the Option or until such shorter term before the expiration of the Option as the Committee may determine.

     6.09 OTHER TERMINATION: If a Holder's employment by the Company or Subsidiary terminates for any reason other than death, disability or Retirement, the Option shall terminate 30 days after the date of such termination of employment.

     7. Adjustments Upon Changes in Capitalization

     In the event of a reorganization, recapitalization, stock split, reverse stock split, spin-off, split-off, split up, stock dividend, issuance of stock rights, combination of shares, merger, consolidation or any other change in the corporate structure of the Company affecting Common Stock, or any distribution to stockholders in respect of stock other than a cash dividend, the Committee shall make the adjustments in the number and kind of shares authorized by the Plan and any adjustments to outstanding Options as it determines appropriate. No fractional shares of Common Stock shall be issued pursuant to such an adjustment. The Fair Market Value of any fractional shares resulting from adjustments pursuant to this section shall, where appropriate, be paid in cash to the Holder. If during the term of any Option granted hereunder the Company shall be, with the prior approval of a majority of the members of the Board, merged into or consolidated with or otherwise combined with or acquired by a person or entity, or there is a liquidation of the Company, then at the election of the Committee, the Company may take such other action as the Committee shall determine to be reasonable under the circumstances to permit the Holder to realize the value of such Option, including without limitation paying cash to such Holder equal to the value of the Option or requiring the acquiring corporation to grant options or stock to such Holder having a value equal to the value of the Option.

     8. Effective Date, Termination and Amendment

     The Plan shall become effective on March 30, 1995, subject to stockholder approval. The Plan shall remain in full force and effect until the earlier of 10 years from the date of its adoption by the Board, or the date it is terminated by the Board. The Board shall have the power to amend, suspend or terminate the Plan at any time, provided that no such amendment shall be made without stockholder approval which shall:

     8.01 Increase (except as provided in Section 7) the total number of shares available for issuance pursuant to the Plan;

     8.02 Change the class of employees eligible to be Holders;

     8.03 Change the provisions of this Section 8; or

     8.04 Make any other change for which stockholder approval is required under
Section 16(b)(3) or any successor provision of the 1934 Act.

     Termination of the Plan pursuant to this Section 8 shall not affect Options outstanding under the Plan at the time of termination.

     9. General Provisions.

     9.01 Nothing contained in the Plan, or any Option granted pursuant to the Plan, shall confer upon any Employee any right with respect to continuance of employment by the Company or a Subsidiary, nor interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any Employee at any time.

     9.02 For purposes of this Plan, transfer of employment between the Company and its Subsidiaries shall not be deemed termination of employment.

     9.03 Holders shall be responsible to make appropriate provision for all taxes required to be withheld in connection with any Option, the exercise thereof and the transfer of shares of Common Stock pursuant to this Plan. Such responsibility shall extend to all applicable Federal, state, local or foreign withholding taxes. In the case of the exercise of Options, the Company shall, at the election of the Holder, but only with the consent of the Committee, and if permitted by the restrictions in the Company's and AmeriSource's financing agreements, have the right to repurchase from shares already held by the Holder, the number of shares of Mature Common Stock whose Fair Market Value equals the withholding tax obligation of such Holder or to make loans or cause AmeriSource to make loans on the terms set forth in Section 4.02(i) to pay the applicable tax obligation incurred by the Holder upon such exercise.

     9.04 The Company shall not be obligated to deliver certificates for Common Stock upon the exercise of an Option unless the Holder has made payment in full for such Common Stock required by Sections 6.02 and 6.05 and has arranged for withholding of all taxes required by Section 9.03.

     9.05 Without amending the Plan, Options may be granted to Employees who are foreign nationals or employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

     9.06 Upon exercise of an Option, the Holder shall be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company to issue or transfer the shares of Common Stock in compliance with the provisions of applicable federal or state securities laws. The Company, in its discretion, may postpone the issuance and delivery of shares of Common Stock upon any exercise of an Option until completion of such registration or other qualification of such shares under any federal or state laws, or stock exchange listing, as the Company may consider appropriate. The Company is not obligated to register or qualify the shares of Common Stock issued pursuant to Options under federal or state securities laws and may refuse to issue such shares if neither registration nor exemption therefrom is practical. The Board may require that prior to the issuance or transfer of any shares of Common Stock upon exercise of an Option, the recipient enter into a written agreement to comply with any restrictions on subsequent disposition that the Board or the Company deems necessary or advisable under any applicable federal and state securities laws. Certificates representing the shares of Common Stock issued hereunder may be legended to reflect such restrictions.

     9.07 To the extent that Federal laws (such as the 1934 Act, the Code or the Employee Retirement Income Security Act of 1974, as amended) do not otherwise control, the Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of Delaware and construed accordingly.

     9.08 Upon the occurrence of a Change in Control, each Option then outstanding shall become immediately exercisable to the full extent of the shares of Common Stock subject thereto; provided, that

(i) such Holder was employed by the Company at the time of such Change in Control and (ii) either (x) such Holder is employed by the Company on the first anniversary date of the Change in Control, (y) such Holder's employment is subsequently terminated by the Company other than for Cause during the one-year period following such Change in Control, or (z) such Holder voluntarily terminates such Holder's employment during the one-year period following such Change in Control as a result of a Constructive Termination. For purposes of this Plan, "Cause" means willful misconduct or dishonesty, or conviction of or failure to contest prosection for a felony, or excessive absenteeism unrelated to illness. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the 1934 Act, other than VPI and its Affiliates (as defined in Rule 12b-2 under the 1934 Act) becomes the "beneficial owner" (as defined in
Section 13(d)(3) under the 1934 Act) of securities of the Company representing more than 35 percent (35%) of the total aggregate voting power of the Company's then outstanding securities entitled to vote generally in the election of directors, and such person or group owns more aggregate voting power of the Company's then outstanding securities entitled to vote generally in the election of directors than any other person or group. For purposes of this Plan, "Constructive Termination" means when the Company (a) requires Holder to assume duties inconsistent with, or the Company makes a significant diminution or reduction in the nature or scope of Holder's authority or duties from, the authority or duties assigned to or held by Holder during the 30 days immediately prior to the Change in Control, or (b) materially reduces Holder's base salary, incentive compensation opportunities or fringe benefits or (c) relocates Holder's site of employment to a location more than 50 miles away from Holder's site of employment 30 days immediately prior to the Change in Control. Notwithstanding anything else contained in this Section 9.07, a Holder shall be eligible to exercise Options both before and after a Change in Control to the full extent otherwise permitted under the Plan.

                                   APPENDIX C

                         AMERISOURCE HEALTH CORPORATION
                        1996 EMPLOYEE STOCK OPTION PLAN

     The purpose of the AmeriSource Health Corporation 1996 Stock Option Plan (the "Plan") is to provide designated employees of AmeriSource Health Corporation (the "Company") and its subsidiaries with the opportunity to receive grants of nonqualified stock options. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

  1.  ADMINISTRATION

     (a) Committee. The Plan shall be administered and interpreted by a committee (the "Committee"), which shall consist of two or more persons appointed by the Board of Directors of the Company (the "Board"), all of whom shall be "outside directors", as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and related Treasury regulations, and "non-employee directors", as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act").

     (b) Committee Authority.  The Committee shall have the sole authority to
(i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) condition grants on the individual's execution of a non-compete, non-disclosure or other agreement deemed appropriate by the Committee, and (v) deal with any other matters arising under the Plan.

     (c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

  2.  OPTIONS

     Awards under the Plan shall consist of grants of nonqualified stock options that are not intended to qualify as "incentive stock options" within the meaning of section 422 of the Code ("Options" or "Nonqualified Stock Options"), as described in Section 5. All Options shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Option Instrument") or an amendment to the Option Instrument. The Committee shall approve the form and provisions of each Option Instrument. Options need not be uniform as among the grantees.

  3.  SHARES SUBJECT TO THE PLAN

     (a) Shares Authorized. Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 797,000 shares, and the maximum aggregate number of shares of Company Stock that shall be subject to Options granted under the Plan to any individual during any calendar year shall be 100,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Options shall again be available for purposes of the Plan.

     (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Options, the maximum number of shares of Company Stock for which any individual participating in the Plan may receive Options in any year, the number of shares covered by outstanding Options, the kind of shares issued under the Plan, and the price per share of Options may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

  4.  ELIGIBILITY FOR PARTICIPATION

     (a) Eligible Persons. All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, shall be eligible to participate in the Plan.

     (b) Selection of Grantees. The Committee shall select the Employees to receive Options and shall determine the number of shares of Company Stock subject to a particular Option in such manner as the Committee determines. Employees who receive Options under this Plan shall hereinafter be referred to as "Grantees".

  5.  GRANT OF OPTIONS

     (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each grant of Options to Employees.

     (b) Exercise Price.

          (i) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and shall not be less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted or on the date the Plan is approved by the Stockholders, whichever last occurs.

          (ii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date on which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

     (c) Option Term. The Committee shall determine the term of each Option, which shall not exceed ten years from the date of grant.

     (d) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Option Instrument or an amendment to the Option Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

     (e) Termination of Employment, Disability or Death.

          (i) Except as provided below, an Option may only be exercised while the Grantee is employed by the Company as an Employee. In the event that a Grantee ceases his or her employment with the Company for any reason other than a "disability" (as defined below), death, or "termination for cause" (as defined below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases his or her employment with the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date, unless the Committee determines otherwise.

          (ii) In the event the Grantee ceases his or her employment with the Company on account of a "termination for cause" by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by the Company.

          (iii) In the event the Grantee's employment terminates because the Grantee is "disabled", any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options which are not exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date, unless the Committee determines otherwise.

          (iv) If the Grantee dies while employed by the Company or within 90 days after the date on which the Grantee ceases to be employed on account of a termination specified in Section 5(e)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases his or her employment with the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Any of the Grantee's Options that are not exercisable as of the date on which the Grantee ceases to be employed by the Company shall terminate as of such date, unless the Committee determines otherwise.

          (v) For purposes of this Section 5(e) and Section 9(a):

             (A) The term "Company" shall mean the Company and its parent and subsidiary corporations.

             (B) "Disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code.

          (vi) For purposes of this Section 5(e), "termination for cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee has breached his or her employment or service contract with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information. In the event a Grantee's employment is terminated for cause, in addition to the immediate termination of all Options, the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

     (f) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price in cash. Subject to Committee consent, a Grantee may pay the Exercise Price for an Option through a broker in accordance with procedures established by the Committee consistent with Regulation T of the Federal Reserve Board. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 6) at the time of exercise. Shares of Company Stock shall not be issued upon exercise of an Option until the Exercise Price is fully paid and any required tax withholding is made.

  6.  WITHHOLDING OF TAXES

     (a) Required Withholding. All Options under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Options, or the Company may deduct from other compensation payable by the Company the amount of any withholding taxes due with respect to such Options.

     (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

  7.  TRANSFERABILITY OF OPTIONS

     (a) Nontransferability of Options. Except as provided below, only the Grantee or his or her authorized representative may exercise rights under an Option. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, if permitted under Rule 16b-3 of the Exchange Act and if permitted by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Option under the Grantee's will or under the applicable laws of descent and distribution.

     (b) Permitted Transfer of Options. Notwithstanding the foregoing, the Committee may provide, in an Option Instrument, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine.

  8.  CHANGE OF CONTROL OF THE COMPANY

     As used herein, a "Change of Control" shall be deemed to have occurred if:

     (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than 399 Venture Partners, Inc. or its affiliates) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 35% of the voting power of the then outstanding securities of the Company, and such person owns more aggregate voting power of the Company's then outstanding securities entitled to vote generally in the election of directors than any other person;

     (b) The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

     (c) After the date this Plan is approved by the shareholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

  9.  CONSEQUENCES OF A CHANGE OF CONTROL

     (a) Notice and Acceleration.

          (i) Upon a Change of Control, the Company shall provide each Grantee who holds outstanding Options written notice of the Change of Control.

          (ii) Upon a Change of Control, each outstanding Option shall become fully exercisable, provided that (i) the Grantee is employed by the Company at the time of the Change of Control and (ii) either (A) the Grantee is employed by the Company on the first anniversary of the Change of Control,
     (B) the Grantee's employment is terminated by the Company, other than for "cause" (as defined below), during the one year period following the Change of Control, (C) the Grantee voluntarily terminates employment with the Company during the one year period following the Change of Control as a result of a "constructive termination" (as defined below), or (D) the Grantee's employment with the Company terminates on account of death or disability (as defined in Section 5(e)) during the one year period following the Change of Control. Any portion of an Option that would not be exercisable after a Change of Control but for the provisions of the preceding sentence may be exercised after the conditions of the preceding sentence have been met.

          (iii) For purposes of this Section, "cause" means willful misconduct or dishonesty, or conviction of or failure to contest prosecution for a felony, or excessive absenteeism unrelated to illness.

          (iv) For purposes of this Section, "constructive termination" will occur if the Company (a) requires the Grantee to assume duties inconsistent with, or the Company makes a significant diminution or reduction in the nature or scope of the Grantee's authority or duties from, the authorities or duties assigned to or held by the Grantee during the 30 days immediately prior to the Change of Control, (b) materially reduces the Grantee's base salary, incentive compensation opportunities or fringe benefits, or (c) relocates the Grantee's site of employment to a location more than 50 miles away from the Grantee's site of employment 30 days immediately before the Change of Control.

          (v) Notwithstanding the foregoing, a Grantee shall be eligible to exercise Options both before and after a Change of Control to the full extent otherwise permitted under the Plan.

     (b) Assumption of Options. Upon a Change of Control described in Section 8(b)(i) where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the

Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving corporation.

     (c) Other Alternatives. Notwithstanding the foregoing, subject to subsection (d) below, in the event of a Change of Control, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's outstanding Options exceeds the Exercise Price of the Options, or (ii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

     (d) Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (c) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

  10.  AMENDMENT AND TERMINATION OF THE PLAN

     (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without shareholder approval if such approval is required by Section 162(m) of the Code.

     (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or unless extended by the Board with the approval of the shareholders.

     (c) Termination and Amendment of Outstanding Options. A termination or amendment of the Plan that occurs after an Option is granted shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 17(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Option. Whether or not the Plan has terminated, an outstanding Option may be terminated or amended under Section 17(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

     (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

  11.  FUNDING OF THE PLAN

     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of shares with respect to Options under this Plan.

  12.  RIGHTS OF PARTICIPANTS

     Nothing in this Plan shall entitle any Employee or other person to any claim or right to be granted an Option under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

  13.  NO FRACTIONAL SHARES

     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

  14.  REQUIREMENTS FOR ISSUANCE OF SHARES

     No Company Stock shall be issued or transferred in connection with any Option hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Option granted to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

  15.  HEADINGS

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

  16.  EFFECTIVE DATE OF THE PLAN.

     Subject to the approval of the Company's shareholders, this Plan shall be effective on November 12, 1996.

  17.  MISCELLANEOUS

     (a) Options in Connection with Corporate Transactions and
Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to grant Options under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Options granted to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may grant an Option to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option grant made by such corporation ("Substituted Stock Incentives"). The terms and conditions of the substitute grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute grants.

     (b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Options shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Option if it is contrary to law or modify an Option to bring it into compliance with any valid and mandatory government regulation. The Committee may, in its sole discretion, agree to limit its authority under this Section.

     (c) Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a shareholder with respect to any shares of Company Stock covered by an Option until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

     (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Option Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of the State of Delaware.

                                   APPENDIX D

                         AMERISOURCE HEALTH CORPORATION
                  1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     The purpose of the AmeriSource Health Corporation 1996 Non-Employee Directors Stock Option Plan (the "Plan") is to provide members of the Board of Directors (the "Board") of AmeriSource Health Corporation (the "Company") who are not employees of the Company or its subsidiaries with grants of nonqualified stock options. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefitting the Company's shareholders, and will align the economic interests of the participants with those of the shareholders.

  1.  ADMINISTRATION

     (a) Committee. The Plan shall be administered and interpreted by a committee (the "Committee"), which shall consist of two or more persons appointed by the Board, all of whom shall be "non-employee directors", as defined under Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act").

     (b) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

  2.  OPTIONS

     Awards under the Plan shall consist of grants of nonqualified stock options that are not intended to qualify as "incentive stock options" within the meaning of section 422 of the Code ("Options" or "Nonqualified Stock Options"), as described in Section 5. All Options shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument (the "Option Instrument") or an amendment to the Option Instrument. The Committee shall approve the form and provisions of each Option Instrument.

  3.  SHARES SUBJECT TO THE PLAN

     (a) Shares Authorized. Subject to the adjustment specified below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 50,000 shares. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised, the shares subject to such Options shall again be available for purposes of the Plan.

     (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Options, the number of shares covered by outstanding Options, the kind of shares issued under the Plan, and the price per share of Options may be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Options; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

  4.  ELIGIBILITY FOR PARTICIPATION

     All members of the Board who are not employees of the Company or a subsidiary ("Non-Employee Directors") shall be eligible to participate in the Plan.

  5.  GRANT OF OPTIONS

     (a) Initial Grant. Each Non-Employee Director who first becomes a member of the Board after the effective date of this Plan (as specified in Section 15) shall receive a grant of a Nonqualified Stock Option to purchase 5,000 shares of Company Stock on the date as of which he or she first becomes a member of the Board.

     (b) Annual Grants. On each date that the Company holds its annual meeting of shareholders, commencing with the 1998 annual meeting, each Non-Employee Director who is in office immediately after the annual election of directors (other than a director who is first elected to the Board at such meeting) shall receive a grant of a Nonqualified Stock Option to purchase 5,000 shares of Company Stock. The date of grant of each such annual Option grant after the 1997 annual meeting shall be the date of the annual meeting of the Company's shareholders. The date of the first grant shall be November 12, 1996, subject to the approval of the stockholders at the 1997 annual meeting of stockholders.

     (c) Exercise Price. The purchase price per share of Company Stock subject to an Option (the "Exercise Price") shall be equal to the Fair Market Value of a share of Company Stock on the date of grant or on the date the Plan is approved by the Stockholders, whichever last occurs. If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

     (d) Option Term and Exercisability. The term of each Option shall be ten years. Options shall be fully exercisable as of the date of grant.

     (e) Termination of Employment, Disability or Death.

          (i) Except as provided below, an Option may only be exercised while the Grantee is a member of the Board. If a Grantee ceases to be a member of the Board for any reason other than "cause" (as defined below), the Grantee's Options shall terminate unless exercised within one year after the date on which the Grantee ceases to be a member of the Board, or, if earlier, the date of expiration of the Option term.

          (ii) If the Grantee ceases to be a member of the Board for "cause", any Option held by the Grantee shall terminate as of the date the Grantee ceases to a member of the Board.

          (iii) "Cause" shall mean a finding by the Committee that the Grantee has breached his or her service contract with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information. In the event a Grantee ceases to be a member of the Board for cause, in addition to the immediate termination of all Options, the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares.

     (f) Exercise of Options. A Grantee may exercise an Option, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price in cash. Subject to Committee consent, a Grantee may pay the Exercise Price for an Option through a broker in accordance with procedures established by the Committee consistent with Regulation T of the Federal Reserve Board. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 6) at the time of exercise. Shares of Company Stock shall not be issued upon exercise of an Option until the Exercise Price is fully paid and any required tax withholding is made.

  6.  WITHHOLDING OF TAXES

     (a) Required Withholding. All Options under the Plan shall be subject to any applicable federal (including FICA), state and local tax withholding requirements. The Company may require the Grantee or other person receiving such shares to pay to the Company the amount of any such taxes that the Company is required to withhold with respect to such Options, or the Company may deduct from other compensation payable by the Company the amount of any withholding taxes due with respect to such Options.

     (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to an Option by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and shall be subject to the prior approval of the Committee.

  7.  TRANSFERABILITY OF OPTIONS

     (a) Nontransferability of Options. Except as provided below, only the Grantee or his or her authorized representative may exercise rights under an Option. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, if permitted under Rule 16b-3 of the Exchange Act and if permitted by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Option under the Grantee's will or under the applicable laws of descent and distribution.

     (b) Permitted Transfer of Options. Notwithstanding the foregoing, the Committee may provide, in an Option Instrument, that a Grantee may transfer Nonqualified Stock Options to family members or other persons or entities according to such terms as the Committee may determine.

  8.  CHANGE OF CONTROL OF THE COMPANY

     As used herein, a "Change of Control" shall be deemed to have occurred if:

     (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than 399 Venture Partners, Inc. or its affiliates) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 35% of the voting power of the then outstanding securities of the Company, and such person owns more aggregate voting power of the Company's then outstanding securities entitled to vote generally in the election of directors than any other person;

     (b) The shareholders of the Company approve (or, if shareholder approval is not required, the Board approves) an agreement providing for (i) the merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to 50% or more of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (ii) the sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company; or

     (c) After the date this Plan is approved by the shareholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

  9.  CONSEQUENCES OF A CHANGE OF CONTROL

     (a) Assumption of Options. Upon a Change of Control described in Section 8(b)(i) where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with comparable options by, the surviving corporation.

     (b) Other Alternatives. Notwithstanding the foregoing, subject to subsection (c) below, in the event of a Change of Control, the Committee may take one or both of the following actions: the Committee may (i) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's outstanding Options exceeds the Exercise Price of the Options, or (ii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

     (c) Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (b) above) that would make the Change of Control ineligible for pooling of interest accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

  10.  AMENDMENT AND TERMINATION OF THE PLAN

     (a) Amendment.  The Board may amend or terminate the Plan at any time.

     (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or unless extended by the Board with the approval of the shareholders.

     (c) Termination and Amendment of Outstanding Options. A termination or amendment of the Plan that occurs after an Option is granted shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 16(a). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Option. Whether or not the Plan has terminated, an outstanding Option may be terminated or amended under Section 16(a) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

     (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

  11.  FUNDING OF THE PLAN

     This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of shares with respect to any Options under this Plan.

  12.  NO FRACTIONAL SHARES

     No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Option. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

  13.  REQUIREMENTS FOR ISSUANCE OF SHARES

     No Company Stock shall be issued or transferred in connection with any Option hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Option granted to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

  14.  HEADINGS

     Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

  15.  EFFECTIVE DATE OF THE PLAN.

     Subject to the approval of the Company's shareholders, this Plan shall be effective on November 12, 1996.

  16.  MISCELLANEOUS

     (a) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Options shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to Section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. The Committee may revoke any Option if it is contrary to law or modify an Option to bring it into compliance with any valid and mandatory government regulation. The Committee may, in its sole discretion, agree to limit its authority under this Section.

     (b) Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a shareholder with respect to any shares of Company Stock covered by an Option until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

     (c) Governing Law. The validity, construction, interpretation and effect of the Plan and Option Instruments issued under the Plan shall exclusively be governed by and determined in accordance with the law of State of Delaware.

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